UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to §240.14a-12

DENDREON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DENDREON CORPORATION

1301 2nd Ave.

Seattle, Washington 98101

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

APRIL 22, 2013

The Annual Meeting of Stockholders (the “Annual Meeting”) of Dendreon Corporation, a Delaware corporation (the “Company”), will be held on Monday, April 22, 2013, at 10:00 a.m., Eastern Time, at the Bridgewater Marriott, 700 Commons Way, Bridgewater, New Jersey 08807, for the following purposes:

(1) To elect the two nominees named in the attached proxy statement as members of the Company’s Board of Directors to serve as Class I directors until the 2016 Annual Meeting of Stockholders;

(2) To approve the adoption of the Dendreon Corporation 2013 Employee Stock Purchase Plan;

(3) To approve the amendment to the Rights Agreement, dated as of May 4, 2012, to help preserve under Section 382 of the Internal Revenue Code of 1986, as amended, the value of the net operating loss carryovers and other deferred tax assets of the Company;

(4) To approve, on an advisory basis, the compensation of the Company’s named executive officers;

(5) To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

(6) To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 22, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether you expect to attend the Annual Meeting or not, please vote as soon as possible using one of the following methods: (1) by using the Internet as instructed on the proxy card; (2) by telephone by calling the toll-free number as instructed on the proxy card; or (3) if you receive a paper proxy card in the mail, by completing, signing, dating and returning the proxy card in accordance with its instructions. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. If you vote in advance of the Annual Meeting using the Internet, telephone or proxy card, you can change your vote and revoke your proxy at any time before the polls close at the Annual Meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors,

Christine Mikail

Executive Vice President, Corporate Development,

General Counsel and Secretary

April 2, 2013

Page
PROXY STATEMENT — ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 2013	1
INFORMATION CONCERNING SOLICITATION AND VOTING	1
PROPOSAL 1 — ELECTION OF DIRECTORS	5
BOARD OF DIRECTORS	8
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS	12
DIRECTOR COMPENSATION	13
COMPENSATION DISCUSSION AND ANALYSIS	15
COMPENSATION COMMITTEE REPORT	29
EXECUTIVE OFFICERS	30
EXECUTIVE COMPENSATION	32
RELATED PARTY TRANSACTIONS	40
EQUITY COMPENSATION PLAN INFORMATION	41
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	43
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	44
PROPOSAL 2 — APPROVAL OF THE ADOPTION OF THE DENDREON CORPORATION 2013 EMPLOYEE STOCK PURCHASE PLAN	45
PROPOSAL 3 — APPROVAL OF THE AMENDMENT TO THE RIGHTS AGREEMENT TO IMPOSE CERTAIN TRANSFER RESTRICTIONS ON SHARES OF THE COMPANY’S STOCK, FOR THE PURPOSE OF PROTECTING THE COMPANY’S NET OPERATING LOSS (NOL) CARRYOVERS	48
PROPOSAL 4 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	50
PROPOSAL 5 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51
INFORMATION REGARDING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	52
OTHER MATTERS	53
APPENDIX A — 2013 EMPLOYEE STOCK PURCHASE PLAN	A-1

APPENDIX B — AMENDMENT NO. 1, DATED AS OF MAY 4, 2012, TO THE RIGHTS AGREEMENT, DATED AS OF SEPTEMBER 18, 2002, BETWEEN DENDREON CORPORATION AND COMPUTERSHARE SHAREOWNER SERVICES LLC (F/K/A MELLON INVESTOR SERVICES LLC), AS RIGHTS AGENT

B-1

i

DENDREON CORPORATION

1301 2nd Ave.

Seattle, Washington 98101

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 2013

INFORMATION CONCERNING SOLICITATION AND VOTING

General

Your proxy is solicited on behalf of the Board of Directors (“Board of Directors” or “Board”) of Dendreon Corporation, a Delaware corporation (“Dendreon”, the “Company”, “we”, “us”, or “our”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”), to be held on April 22, 2013, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Bridgewater Marriott, 700 Commons Way, Bridgewater, New Jersey 08807. You may obtain directions to the location of the Annual Meeting by contacting Investor Relations, Dendreon Corporation, 1301 2nd Ave., Seattle, Washington 98101; telephone: (206) 455-2220.

On or about April 6, 2013, we are either mailing or providing notice and electronic delivery of these proxy materials together with our Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2012, and other information required by the rules of the Securities and Exchange Commission (the “SEC”).

Important Notice Regarding the Availability of Proxy Materials for the

2013 Annual Meeting of Stockholders to be Held on April 22, 2013:

This proxy statement and the 2012 Annual Report to Stockholders are available for viewing, printing and downloading at www.edocumentview.com/dndn.

You may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC, except for exhibits thereto, without charge upon written request to Dendreon Corporation, 1301 2nd Ave., Seattle, Washington 98101, Attn: Investor Relations. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Voting Rights and Outstanding Shares

Only holders of record of our common stock, par value $0.001 per share (“Common Stock”), at the close of business on March 22, 2013 (the “Record Date”) will be eligible to vote at the Annual Meeting. As of the Record Date, there were 157,747,599 shares of Common Stock outstanding. Each stockholder will be entitled to one vote for each share owned. Stockholders have no right to cumulative voting as to any matter to be voted on at the Annual Meeting. A list of stockholders of record will be open to the examination of any stockholder for any purpose germane to the meeting at Dendreon Corporation, 1301 2nd Ave., Seattle, Washington 98101, for a period of ten days prior to the Annual Meeting.

Matters to be Voted On; Votes Required

In accordance with our Amended and Restated Bylaws, the affirmative vote of a majority of the votes duly cast at the Annual Meeting is required for the election of the two director nominees (Proposal 1). In the event that any of the director nominees fails to receive the required vote, the subject director is required to tender his or her resignation to the Board of Directors in accordance with our Amended and Restated Bylaws and our Policy Statement on Majority Voting, as adopted by the Board of Directors on December 1, 2011 and available at http://investor.dendreon.com/governance.cfm.

Approval of the adoption of our 2013 Employee Stock Purchase Plan (Proposal 2), approval of the amendment to the Rights Agreement (Proposal 3), approval of the advisory vote on the compensation of the Company’s named executive officers (Proposal 4) and the ratification of the selection of Ernst & Young LLP as the Compa-

ny’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal 5) each requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

Although the advisory vote on the compensation of the Company’s named executive officers and the vote on the ratification of the Company’s independent registered public accounting firm are non-binding, as provided by law, our Board of Directors values stockholders’ opinions and will take the results of the votes into account when considering any changes to our executive compensation program and the selection of the Company’s independent registered public accounting firm, respectively.

Quorum, Abstention and Broker Non-Votes

The holders of a majority of the total number of outstanding shares of Common Stock entitled to vote must be present in person or by proxy to constitute a quorum for any business to be transacted at the Annual Meeting. Properly executed proxies marked “abstain” and “broker non-votes” will be considered “present” for purposes of determining whether a quorum is present at the Annual Meeting.

If the shares you own are held in “street name” by a broker, bank or other nominee, then your broker, bank or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the instructions your broker, bank or other nominee provides you. If you do not give instructions to your broker, bank or other nominee, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. Of the proposals to be considered at the meeting, only the ratification of the selection of our independent registered public accounting firm (Proposal 5) is a discretionary item. Accordingly, your broker, bank or other nominee may exercise its discretionary authority with respect to the ratification of the selection of our independent registered public accounting firm if you do not provide voting instructions. “Broker non-votes” occur when certain nominees holding shares for beneficial owners do not vote those shares on a particular proposal because the nominees do not have discretionary authority to do so and have not received voting instructions with respect to the proposal from the beneficial owners.

For purposes of calculating votes in the election of directors (Proposal 1), broker non-votes and abstentions will not be counted as votes and will not affect the results of the vote. For purposes of calculating votes for the approval of the adoption of our 2013 Employee Stock Purchase Plan (Proposal 2), the approval of the amendment to the Rights Agreement (Proposal 3) and the advisory vote on the compensation of the Company’s named executive officers (Proposal 4), broker non-votes will not be counted as votes and will not affect the outcome of the votes for these matters. Because abstentions are considered present and entitled to vote on the matters, abstentions will have the same effect as a vote against the approval of the adoption of our 2013 Employee Stock Purchase Plan, the approval of the amendment to the Rights Agreement, the approval of the advisory vote on compensation of the Company’s named executive officers and the ratification of our independent registered public accounting firm. For purposes of ratifying our independent registered public accounting firm, brokers have discretionary authority to vote and a broker non-vote on this proposal will have the same effect as a vote against the ratification of our independent registered public accounting firm.

Methods of Voting; Changing Votes

Stockholder of record; Shares registered in your name. If you are a stockholder of record, that is, your shares are registered in your own name, not in “street name” by a broker, bank or other nominee, and you received a Notice of Internet Availability of Proxy Materials, the Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the proxy materials online and how to obtain a paper or electronic copy of the proxy materials, which will include the proxy statement, a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as instructions on how to vote either in person at the meeting, via the Internet, by telephone or by mail. If you are a stockholder of record and you received a paper copy of these proxy materials, you can vote your shares of our Common Stock using any of the following means:

•	Voting by Proxy Cards. A stockholder may vote shares by returning a duly completed and executed proxy card to Dendreon Corporation, 1301 2nd Ave., Seattle, Washington 98101, Attention: Corporate

Secretary. All proxy cards received by us that have been properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted “For” the director nominees to our Board of Directors listed on the proxy card (Proposal 1), “For” the approval of the adoption of our 2013 Employee Stock Purchase Plan (Proposal 2), “For” the approval of the amendment to the Rights Agreement (Proposal 3), “For” the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 4) and “For” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal 5).

•

Voting by Telephone or Internet.    A stockholder may vote shares until 11:59 p.m. Eastern Time on April 21, 2013 by calling the toll-free number indicated on the proxy card and following the recorded instructions or by accessing the website indicated on the proxy card and following the instructions provided. When a stockholder votes by telephone or Internet, his, her or its vote is recorded immediately.

•

Voting by Attending the Annual Meeting.    A stockholder may vote shares in person at the Annual Meeting. A stockholder planning to attend the Annual Meeting should bring proof of identification. Prior notice of a stockholder’s intention to attend is appreciated and may be provided by contacting Investor Relations at (206) 455-2220 or IR@Dendreon.com. If a stockholder attends the Annual Meeting, he, she or it may also submit his, her or its vote in person, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the Annual Meeting. Further, if the shares are held of record by a broker, bank or other nominee and a stockholder wishes to vote at the Annual Meeting, he, she or it must obtain a proxy issued in his, her or its name from the record holder in accordance with the materials and instructions for voting provided by his, her or its broker, bank or other nominee.

Beneficial owner: Shares held in “street name.”    If the shares you own are held in “street name”, then you may vote in accordance with the materials and instructions for voting the shares provided by your broker, bank or other nominee. If you wish to vote shares held in “street name” at the Annual Meeting, then you must obtain a proxy from your broker, bank or other nominee in order to vote your shares at the Annual Meeting in accordance with the materials and instructions for voting provided by your broker, bank or other nominee. If you do not vote by proxy or otherwise give voting instructions to your broker, bank or other nominee, such shares will not be voted by the broker, bank or other nominee for the election of directors, the approval of the adoption of our 2013 Employee Stock Purchase Plan, the approval of the amendment to the Rights Agreement or the approval of, on an advisory basis, of the compensation of the Company’s named executive officers.

Changing Votes.    You may change your vote and revoke your earlier proxy at any time before it is exercised at the Annual Meeting by (1) delivering a proxy revocation or another duly executed proxy bearing a later date to Dendreon Corporation, 1301 2nd Ave., Seattle, Washington 98101, Attention: Corporate Secretary; (2) voting again by telephone or Internet in the manner described above; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless you actually vote in person at the meeting. If you own shares in “street name” and want to revoke or change your vote after returning voting instructions to your broker, bank or other nominee, you may do so in accordance with the materials and instructions provided by your broker, bank or other nominee or by contacting such broker, bank or other nominee to effect the revocation or change of vote.

Counting of Votes

Computershare Shareowner Services LLC, the transfer agent and registrar for our Common Stock, will count, tabulate and certify the votes cast at the Annual Meeting. A representative of Computershare Shareowner Services LLC will serve as inspector of elections at the Annual Meeting.

Stockholder Proposals

In order for stockholders to nominate an individual for election to the Board of Directors or propose other business to be taken at the Company’s annual meeting of stockholders, each stockholder’s notice must contain certain prescribed information required by our Amended and Restated Bylaws as to each matter the stockholder proposes to bring before any annual meeting, as well as a representation whether the stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve the nomination or proposal and/or otherwise to solicit proxies from stockholders in support of the nomination or proposal. The full text of the provisions of our Amended and Restated Bylaws dealing with stockholder nominations and proposals is available on our website and the SEC’s website, free of charge, at http://www.sec.gov. In addition, a copy of the full text of our Amended and Restated Bylaws may be obtained from our Corporate Secretary upon written request.

Under the SEC’s rules, stockholders who wish to submit proposals for inclusion in the proxy statement of our Board of Directors for the 2014 Annual Meeting of Stockholders must submit such proposals so that they are received by us at 1301 2nd Ave., Seattle, Washington 98101, on or before December 3, 2013. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s annual meeting on April 22, then the deadline is a reasonable time before we begin to print and send proxy materials.

Stockholders who do not wish to use the mechanism provided by the rules of the SEC in proposing a matter for action at the next annual meeting must notify us in writing of the proposal or nomination for election to our Board of Directors and the information required by the provisions of our Amended and Restated Bylaws dealing with advance notice of stockholder proposals and director nominations. Pursuant to the advance notice provision of our Amended and Restated Bylaws, the notice must be submitted in writing to us not less than 90 days nor more than 120 days before the first anniversary of the previous year’s annual meeting. However, if the date of the annual meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date, then we must receive such notice at the address noted above not earlier than the close of business on the 120th day before such annual meeting and not later than the close of business on the later of (1) the 90th day before such annual meeting or (2) the tenth day after the date on which public announcement of the date of such annual meeting is made. Assuming that our 2014 Annual Meeting of Stockholders is not advanced by more than 30 days nor delayed by more than 30 days from the anniversary date of the Annual Meeting, any nomination or stockholder proposal for next year’s annual meeting submitted to us on or between December 23, 2013 and January 22, 2014 will be considered filed on a timely basis.

Solicitation

We will bear the cost of the solicitation of proxies for the Annual Meeting, including preparation of this proxy statement, the proxy card and any additional information furnished to stockholders, including any mailing charges. We have retained the services of Georgeson Inc. to assist in the solicitation of proxies. We expect to pay approximately $8,000 for these services, plus out-of-pocket expenses. We will, upon request, furnish hard copies of the solicitation materials to record holders of our Common Stock as well as forward materials to beneficial holders upon instruction by banks, brokerage houses, fiduciaries and custodians who are record holders of our Common Stock. We may, on request, reimburse persons representing beneficial owners of our Common Stock for their costs of forwarding solicitation materials to beneficial owners. Proxies may be solicited by telephone, facsimile or personal solicitation. No additional compensation will be paid to our directors, officers or other employees for such services.

Householding of Annual Meeting Materials

Some brokers, banks and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and Notices of Internet Availability of Proxy Materials. This means that only one copy of our proxy statement, annual report or Notice of Internet Availability of Proxy Materials may be sent to multiple stockholders in a household, which helps us reduce our printing costs and postage fees and helps the environment by using less paper. However, we will promptly deliver a separate copy of these documents to you if you write, email or call our Investor Relations department at 1301 2nd Ave., Seattle, Washington 98101, email: ir@dendreon.com, or telephone: (206) 455-2220. If you want to receive separate copies of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank, or other nominee record holder, or you may contact us at the above address, email or phone number.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors is currently composed of nine members. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide for the division of our Board of Directors into three classes, with each class consisting, as nearly as possible, of one-third of the total number of directors, and with each class having a three-year term. Our Board of Directors currently consists of three Class I directors, two Class II directors and four Class III directors. The Class I, Class II and Class III directors were elected to serve until the Company’s annual meeting of stockholders to be held in 2013, 2014 and 2015, respectively, and until their respective successors are elected and qualified or until his or her earlier death, resignation or removal.

At the Annual Meeting, our stockholders will have an opportunity to vote for two nominees for Class I directors: Bogdan Dziurzynski, D.P.A. and Douglas G. Watson. Gerardo Canet, a Class I director, notified the Board of Directors on March 6, 2013 that he will retire from the Board of Directors effective as of the Annual Meeting. Each of the nominees is currently a director of the Company. Dr. Dziurzynski and Mr. Watson were previously elected as directors by stockholders of the Company. If elected at the Annual Meeting, Dr. Dziurzynski and Mr. Watson would serve until the 2016 Annual Meeting and until his successor is elected and has been duly qualified, or until such director’s earlier death, resignation or removal.

Directors are elected by the affirmative vote of a majority of the votes cast, present in person or represented by proxy and entitled to vote at the Annual Meeting. In the event that any of the director nominees fails to receive the required vote, the subject director is required to tender his resignation to the Board in accordance with our Amended and Restated Bylaws and our Policy Statement on Majority Voting, as adopted by the Board of Directors on December 1, 2011 at http://investor.dendreon.com/governance.cfm. In the event that any nominee should become unable to serve as a director, such shares will be voted for the election of such substitute nominee, if any, as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and our Board of Directors has no reason to believe that any nominee will be unable to serve.

Set forth below is biographical information for each person nominated for election at the Annual Meeting for a term expiring at the 2016 Annual Meeting and each person whose term of office as a director will continue after the Annual Meeting. The information presented includes information each director has given us about their ages, all positions they hold, their principal occupation and business experience for the past five years, and the names of other publicly-held companies of which they currently serve as a director or have served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Corporate Governance Committee and our Board of Directors to conclude that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our Board of Directors. No corporation or organization referred to below is a subsidiary or other affiliate of ours. All our directors bring to our Board a wealth of executive leadership experience derived from their diverse backgrounds.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF EACH OF THE NOMINEES FOR CLASS I DIRECTORS.

Nominees for Election for a Three-Year Term Expiring at the 2016 Annual Meeting (Class I Directors)

Bogdan Dziurzynski, D.P.A., age 64, has served as a member of our Board of Directors since May 2001. Since 2001, Dr. Dziurzynski has been a consultant in strategic regulatory management to the biotechnology industry. Dr. Dziurzynski currently serves on the Board of Directors of Anthera Pharmaceuticals Inc. and previously served on the Board of Directors of the Biologics Consulting Group and Allostera Pharma Inc. Dr. Dziurzynski is a fellow and past Chairman of the Board of the Regulatory Affairs Professional Society. From 1994 to 2001, Dr. Dziurzynski was the Senior Vice President of Regulatory Affairs and Quality Assurance for MedImmune, Inc., a biotechnology company. From 1988 to 1994, Dr. Dziurzynski was Vice President of Regulatory Affairs and Quality Assurance for Immunex Corporation, a biotechnology company. Dr. Dziurzynski has a B.A. in Psychology from Rutgers University, an M.B.A. from Seattle University and a Doctorate in Public Administration from the University of Southern California. Dr. Dziurzynski’s background and experience in biotechnology regulatory matters including the drug and device products approval process, product lifecycle management, product development and manufacturing, and all aspects of commercial product marketing, as well as his extensive period of board service and management roles within the industry give him the appropriate and pertinent qualifications to serve as a member of our Board.

Douglas G. Watson, age 68, has served as a member of our Board of Directors since February 2000 and was named Lead Independent Director in January 2012. Mr. Watson is Chief Executive Officer of Pittencrieff Glen Associates, a consulting firm that he founded in July 1999. From January 1997 to May 1999, Mr. Watson served as President and Chief Executive Officer of Novartis Corporation, the U.S. subsidiary of Novartis AG. From April 1996 to December 1996, Mr. Watson served as President and Chief Executive Officer of Ciba-Geigy Corporation, which merged into Novartis Corporation in December 1996. Mr. Watson’s career spanned 33 years with Novartis, having joined Geigy (UK) Ltd. in 1966. Mr. Watson also currently serves as Chairman of OraSure Technologies, Inc., a medical diagnostics company, and as a director of Delcath Systems, Inc., a specialty pharmaceutical and medical device company. Mr. Watson previously served on the Board of Directors of BioMimetic Therapeutics, Inc., a biotechnology company, from 1999 to March 2013, Genta Incorporated, a biopharmaceutical company, from 2002 to January 2011, Javelin Pharmaceuticals, Inc., a pharmaceutical company, from 2004 to 2010, and Engelhard Corporation, a surface and materials science company, from 1991 to 2006. Mr. Watson received an M.A. in Pure Mathematics from Churchill College, Cambridge University and holds an ACMA qualification as an Associate of the Chartered Institute of Management Accountants. Mr. Watson’s long-time and diverse experience in executive roles in the pharmaceutical industry, and board service in the biopharmaceuticals industry, together with his accounting background and financial expertise, give him the appropriate and valuable qualifications to serve as a member of our Board.

Directors Continuing in Office until the 2014 Annual Meeting (Class II Directors)

Pedro Granadillo, age 65, has served as a member of our Board of Directors since October 2009. Mr. Granadillo, now retired since 2004, was most recently Senior Vice President of Global Manufacturing, Quality and Human Resources until 2004 as well as a member of the executive committee at Eli Lilly and Company, a pharmaceutical company. Mr. Granadillo worked at Eli Lilly and Company for over thirty years from 1970 to 2004, serving in roles such as Vice President of Human Resources, Vice President of Pharmaceutical Manufacturing, Executive Director, Production Operations and Director of Manufacturing Strategy Development. As the company’s top executive for both manufacturing and human resources, Mr. Granadillo was responsible for the overall management of an extensive network of pharmaceutical manufacturing facilities and for policies affecting the company’s global workforce of more than 43,000 employees. He currently serves on the Board of Directors of Haemonetics Corporation, a blood processing company, NPS Pharmaceuticals, Inc., a biopharmaceutical company and Nile Therapeutics, Inc., a biopharmaceutical company, and served on the Board of Directors of Noven Pharmaceuticals, Inc., a pharmaceutical company, from 2004 to 2009, and First Indiana Bank, a banking company, from 2002 to 2007. Mr. Granadillo received a B.S. in industrial engineering from Purdue University. Mr. Granadillo’s lengthy management experience at a leading pharmaceutical manufacturer, and broad pharmaceutical and biotechnology industry board service give him the appropriate qualifications to serve as a member of our Board. In addition, Mr. Granadillo has extensive experience in multiple areas, including corporate management, human resources, manufacturing and quality, including designing and operating complex global manufacturing networks, senior leadership development and succession planning, executive compensation, organizational transformation and portfolio management, which gives him the appropriate qualifications to serve as a member of our Board.

David C. Stump, M.D., age 63, has served as a member of our Board of Directors since June 2010. Dr. Stump was most recently at Human Genome Sciences, Inc. from November 1999 until December 2012. He served as Executive Vice President of Research and Development at Human Genome Sciences, Inc. from May 2007 to December 2012, Executive Vice President of Drug Development from December 2003 to May 2007, and Senior Vice President, Drug Development from November 1999 to December 2003. Prior to joining Human Genome Sciences, Inc., Dr. Stump held several positions at Genentech, Inc., including Vice President of Clinical Research, and was named a Genentech Fellow in 1996 for leadership of its cardiovascular drug development activities. Prior to Genentech, Dr. Stump served as Associate Professor of Medicine and Biochemistry at the University of Vermont. He is currently a member of the Board of Directors for Sunesis Pharmaceuticals, Inc., a pharmaceutical company, as well as of the Board of Trustees for Earlham College. Dr. Stump received his M.D. from Indiana University and his bachelor’s degree from Earlham College. Dr. Stump completed his residency and fellowship training in internal medicine, hematology, and oncology at the University of Iowa and is board certified in all three areas. Dr. Stump’s medical and scientific background, as well as his leadership roles at leading biotech and pharmaceutical companies, provide him with expertise and qualifications to serve as a member of our Board.

Directors Continuing in Office until the 2015 Annual Meeting (Class III Directors)

John H. Johnson, age 55, has served as a member of our Board of Directors since August 2011, and was named Chair in July 2013. He has also served as our President and Chief Executive Officer since January 2012. Mr. Johnson previously served as the Chief Executive Officer and a director of Savient Pharmaceuticals, Inc., a pharmaceutical company, from January 2011 until January 2012, and prior to that time, served as Senior Vice President and President of Eli Lilly and Company’s Oncology unit from November 2009 until January 2011. He was also Chief Executive Officer of ImClone Systems Incorporated (“ImClone”), which develops targeted biologic cancer treatments, from August 2007 until November 2009, and served on ImClone’s Board of Directors until it was acquired by Eli Lilly in November 2008. Prior to joining ImClone, Mr. Johnson served as Company Group Chairman of Johnson & Johnson’s Worldwide Biopharmaceuticals unit from 2005 until August 2007, President of its Ortho Biotech Products LP and Ortho Biotech Canada unit from 2003 until 2005, and Worldwide Vice President of its CNS, Pharmaceuticals Group Strategic unit from 2001 until 2003. Prior to joining Johnson & Johnson, he also held several executive positions at Parkstone Medical Information Systems, Inc., Ortho-McNeil Pharmaceutical Corporation and Pfizer, Inc. Mr. Johnson currently serves as Chairman of the Board of Directors of Tranzyme, Inc., a clinical stage biopharmaceutical company, and as a director of Cempra, Inc., a clinical stage pharmaceutical company. He earned his bachelor’s degree from the East Stroudsburg University of Pennsylvania. Mr. Johnson’s dual role as an executive officer and director of Dendreon Corporation gives him unique insights into the day-to-day operations of our Company, a practical understanding of the issues and opportunities that face the Company, and its strategic planning, commercial growth, and strategic transactions, giving him the appropriate and valuable qualifications to serve as a member of our Board.

Susan B. Bayh, age 53, has served as a member of our Board of Directors since our acquisition of Corvas International, Inc. (“Corvas”), a biotechnology company, in July 2003. Prior to that, she served as a director of Corvas from June 2000 to July 2003. Ms. Bayh, retired since 2004, was a Distinguished Visiting Professor at the College of Business Administration at Butler University in Indianapolis, Indiana from 1994 to 2004. From 1994 to 2001, she was a Commissioner for the International Commission between the United States and Canada, overseeing compliance with environmental and water level treaties for the United States-Canada border. From 1989 to 1994, Ms. Bayh served as an attorney in the Pharmaceutical Division of Eli Lilly and Company. She currently serves on the Boards of Directors of Wellpoint, Inc., a health benefits company, Curis, Inc., a therapeutic drug development company, and Emmis Communications, a diversified media company, and previously served on the Board of Directors of Dyax Corp., a biotechnology company, from 2003 to March 2012 and MDRNA, Inc. (formerly Nastech Pharmaceutical Company Inc.), a biotechnology company, from 2006 to 2009. Ms. Bayh received a B.S. from the University of California, Berkeley and her J.D. from the University of Southern Cal-

ifornia Law School. Ms. Bayh’s service on multiple healthcare, pharmaceutical and biotechnology company boards, as well as her academic, international and regulatory experience, give her the skills and appropriate qualifications to serve as a member of our Board.

Dennis M. Fenton, Ph.D., age 61, has served as a member of our Board of Directors since November 2011. Dr. Fenton, who retired in 2008, previously held numerous positions from 1982 to 2008 at Amgen, Inc., a biotechnology company, including executive roles in process development, manufacturing, sales and marketing and research and development. From 2000 until 2008, Dr. Fenton was Executive Vice President responsible for worldwide operations, manufacturing, process development and quality. From 1995 until 2000, Dr. Fenton was Senior Vice President of Operations, and from 1992 until 1995, he was Senior Vice President of Sales, Marketing and Process Development. Prior to his time at Amgen, Inc., Dr. Fenton served as Senior Research Scientist at Pfizer, Inc., and previously was a research associate and graduate student at Rutgers University. Dr. Fenton currently serves as a member of the Board of Directors at Hopspira Inc., a publicly traded biopharmaceutical company, XenoPort, Inc., a publicly traded biopharmaceutical company, Kythera Biopharmaceuticals, Inc., a publicly traded biopharmaceutical company, Genelux Corporation, a biomedical company, and Napo Pharmaceuticals, Inc., a pharmaceutical company. He received his B.S. in Biology from Manhattan College and his Ph.D. in Microbiology from Rutgers University. Dr. Fenton’s extensive experience in development, operations and sales and marketing gives him the appropriate and valuable qualifications to serve as a member of our Board.

David L. Urdal, Ph.D., age 63, has served as a member of our Board of Directors since 1995. Until his retirement in December 2011, he served as our Executive Vice President and Chief Scientific Officer since December 2010, and previously served as our Chief Scientific Officer and director since joining the Company in July 1995. He also served as Vice Chair of the Company’s Board of Directors from 1995 to June 2004, as Executive Vice President from January 1999 through December 2000, as the Company’s President from January 2001 to December 2003, and as Senior Vice President since June 2004. From 1982 until July 1995, Dr. Urdal held various positions with Immunex Corporation, a biotechnology company, including President of Immunex Manufacturing Corporation, Vice President and Director of Development, and head of the departments of biochemistry and membrane biochemistry. Dr. Urdal serves as a director of VLST, a biotechnology company and previously served as a director of ORE Pharmaceuticals, Inc., a pharmaceutical drug repositioning and development company, from 2007 until 2010. Dr. Urdal received a B.S. in zoology, a M.S. in Public Health and a Ph.D. in Biochemical Oncology from the University of Washington. Dr. Urdal’s biotechnology and pharmaceutical industry board and senior management experience, including his long-term senior management role with the Company, together with his scientific expertise and background give him the valuable and appropriate qualifications to serve as a member of our Board.

BOARD OF DIRECTORS

Director Independence

Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors and Corporate Governance Committee has determined that none of Ms. Bayh, Dr. Dziurzynski, Dr. Fenton, Mr. Granadillo, Dr. Stump, and Mr. Watson has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 5605(a)(2) of the NASDAQ Stock Market listing rules.

In making its independence determinations, the Corporate Governance Committee each year reviews any transactions and relationships between the director, or any member of his or her immediate family, and the Company, and bases the determination on information provided by the director, Company records and publicly available information during the year. Specifically, the Corporate Governance Committee will consider the following types of relationships and transactions: (1) principal employment of and other public company directorships held by each non-employee director; (2) contracts or arrangements that are ongoing or which existed during any of the past three fiscal years between our Company and any entity for which the non-employee director, or his or her immediate family member, is an executive officer or greater-than-10% stockholder; and (3) contracts or arrangements that are ongoing or which existed during any of the past three fiscal years between our Company and any other public company for which the non-employee director serves as a director. During 2012, there were no material relationships or transactions in these categories reviewed by the Corporate Governance Committee, nor were there any other similar relationships or transactions that the Corporate Governance Committee considered.

Board of Directors Meetings

Our Board of Directors held fourteen meetings in fiscal 2012. In fiscal 2012, each of our current directors attended at least 75% of the aggregate number of meetings of the Board and the number of meetings held by all committees on which he or she then served. We encourage but do not require the directors to attend the Company’s annual meeting of stockholders. We schedule a regular meeting of the Board of Directors immediately following each annual meeting of stockholders. Eight of our nine current directors attended the Company’s 2012 annual meeting of stockholders.

Committees of the Board of Directors

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance Committee, each of which has a written charter that is available on the Investors section of our website at http://investor.dendreon.com/governance.cfm.

Audit Committee

The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors. Among other things, the Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements, reviewing and discussing with our independent auditors critical accounting policies and practices for our Company, engaging in discussions with management and the independent auditors to assess risk for the Company and management thereof, and reviewing with management and the independent auditors the effectiveness of our internal controls and disclosure controls and procedures. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditors, including the resolution of disagreements, if any, between management and the auditors regarding financial reporting. In addition, the Audit Committee is responsible for reviewing and approving any related party transaction that is required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The current members of the Audit Committee are Messrs. Watson (Chair), Canet and Granadillo, and Dr. Fenton, each of whom the Board of Directors has determined is independent under the rules of the NASDAQ Stock Market and the independent requirements contemplated by Rule 10A-3 under the Exchange Act. The Audit Committee met ten times during 2012. The Board of Directors determined that each of Messrs. Watson and Granadillo, and Dr. Fenton is an “audit committee financial expert,” pursuant to the rules of the NASDAQ Stock Market and Item 407(d)(5) of Regulation S-K.

Compensation Committee

The Compensation Committee develops compensation policies and implements compensation programs, makes recommendations annually concerning salaries and incentive compensation, awards stock options and restricted stock to officers and employees under our stock incentive plans and otherwise determines compensation levels and performs such other functions regarding compensation for officers and employees as the Board of Directors may delegate in accordance with the Compensation Committee charter. While the Corporate Governance Committee reviews and approves changes to non-employee director compensation pursuant to its charter, the Compensation Committee works in conjunction with the Corporate Governance Committee on such matters.

Compensation for our named executive officers each year is usually determined by the Board of Directors prior to or during the first quarter of the relevant year. When determining annual compensation levels and targets for our executives, the Compensation Committee reviews corporate goals, evaluates individual performance, considers competitive market data and establishes compensation based on these factors, or in the case of our named executive officers, makes recommendations to our Board of Directors, who then act as a whole to set compensation based on these factors. The values of each component of total direct compensation (base salary, target annual cash bonus and equity awards) for the current year, as well as total annual compensation for the prior year are all considered collectively by our Compensation Committee as part of this process.

Our Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist our Compensation Committee in determining the compensation of our named executive officers. Our Compensation Committee may, from time to time, delegate certain authority to authorized persons internally, including our human resources department, to carry out certain administrative duties. The Compensation Committee holds executive sessions (with no members of management present) at the majority of its meetings.

The current members of the Compensation Committee are Messrs. Granadillo (Chair), Canet, Ms. Bayh and Dr. Dziurzynski, each of whom the Board of Directors has determined is independent under the rules of the NASDAQ Stock Market. The Compensation Committee met nine times during 2012.

Corporate Governance Committee

The Corporate Governance Committee considers and makes recommendations regarding corporate governance requirements and principles, periodically reviews the performance and operations of the standing committees of the Board of Directors and evaluates and recommends individuals for membership on the Company’s Board of Directors and committees. The processes and procedures followed by the Corporate Governance Committee are described below under the heading “Director Nomination Process”. The Corporate Governance Committee also reviews and approves changes to non-employee director compensation pursuant to its charter.

The current members of the Corporate Governance Committee are Dr. Dziurzynski (Chair), Ms. Bayh and Drs. Fenton and Stump, each of whom the Board of Directors has determined is independent under the rules of the NASDAQ Stock Market. The Corporate Governance Committee met six times during 2012.

Director Nomination Process

Potential nominees for director are referred to the Corporate Governance Committee for consideration and evaluation. If the Corporate Governance Committee identifies a need to replace a current member of the Board of Directors, to fill a vacancy in or to expand the size of the Board of Directors, the Corporate Governance Committee will consider those individuals recommended as candidates for Board membership, including those recommended by stockholders, and hold meetings to evaluate biographical information and background material relating to candidates, and interview any selected candidates.

According to its adopted policy, the Corporate Governance Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, our advisors and executive search firms. The Board of Directors does not currently prescribe any minimum qualifications for director candidates. The Corporate Governance Committee will consider the Company’s current needs and the qualities needed for Board service, including experience and achievement in business, finance, biotechnology, health sciences or other areas relevant to the Company’s activities; reputation, ethical character and maturity of judgment; diversity of viewpoints, backgrounds and experiences; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; independence under SEC rules and the NASDAQ listing standards; service on other boards of directors; sufficient time to devote to Board matters; and the ability to work effectively and collegially with other Board members. Although the Board of Directors does not have a formal diversity policy for director candidates, the Corporate Governance Committee will consider such factors as it deems appropriate to assist in developing a Board of Directors and committees that are diverse in nature and comprised of experienced and seasoned advisors. The Corporate Governance Committee will consider director candidates recommended by stockholders and will evaluate those candidates in the same manner as candidates recommended by other sources if stockholders submitting recommendations follow the procedures established by the Corporate Governance Committee. We did not implement any changes to our process for stockholder recommendations of director nominees during 2012.

In making recommendations for director nominees for an annual meeting of stockholders of the Company, the Corporate Governance Committee will consider any written recommendations of director candidates by stockholders received by our Corporate Secretary not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the previous year’s annual meeting of stockholders. Recommendations must include the candidate’s name and contact information and a statement of the candidate’s background and qualifications, as well as the name and contact information of the stockholder or stockholders making the recommendation, and such other information as may be required under our Amended and Restated Bylaws.

Recommendations for director nominees for the 2014 Annual Meeting of Stockholders must be mailed to Dendreon Corporation, 1301 2nd Ave., Seattle, Washington 98101, Attention: Corporate Secretary, faxed to our Corporate Secretary at (206) 219-7211 or e-mailed to secretary@dendreon.com on or between December 23, 2013 and January 22, 2014. No stockholder recommendations for director nominees were received for consideration in advance of the Annual Meeting pursuant to the procedures established by our Amended and Restated Bylaws.

Board Leadership Structure

In January 2012, the Board of Directors appointed Dr. Gold, our former Chief Executive Officer and director, to serve as the Executive Chair of the Board of Directors until June 30, 2012, after which Mr. Johnson became Chair of the Board of Directors. The Board of Directors has not historically had a formal policy regarding the separation of the roles of Chief Executive Officer and Chair of the Board, as the Board believes it is in the best interests of the Company to make the determination regarding how to fulfill these functions based on the position and direction of the Company, and the membership of the Board of Directors at the pertinent time. The Board of Directors believes that the combined position of Chief Executive Officer and Chair is effective for the Company by maximizing strategic advantages, company expertise and industry expertise. Mr. Johnson is the director most familiar with the Company’s business and industry and best positioned to set and execute strategic priorities. The Board of Directors determined that Mr. Johnson’s leadership, driven by his deep business and industry expertise, enhances the Board’s exercise of its responsibilities.

As Mr. Johnson serves as both the Chief Executive Officer and the Chair of the Board of Directors, the Board also determined as of January 31, 2012 to appoint a Lead Independent Director, Mr. Watson. The position of Lead Independent Director has been structured to serve as an effective balance to the combined role of Chief Executive Officer and Chair of the Board. Since January 31, 2012, Mr. Watson has served as the Lead Independent Director of the Board. His duties include, among others:

•	providing leadership to the Board complementary to the Board Chair;

•	working with the Chair of the Board and Corporate Secretary to set the agenda for Board meetings;

•	leading sessions of independent directors without management present; and

•	chairing Board meetings if the Chair of the Board is not in attendance.

The Lead Independent Director further strengthens the Board of Director’s independence and autonomous oversight of our business as well as Board communication and effectiveness. The Board will evaluate this structure periodically, including the appointment of the Lead Independent Director.

Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board of Directors’ attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company and oversees the appropriate allocation of responsibility for risk oversight among the committees of the Board of Directors. The Corporate Governance Committee regularly reviews enterprise-wide risk management. The Audit Committee focuses primarily on financial and accounting, legal and compliance, and IT systems risks. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs. The Compensation Committee also reviews compensation and benefits plans affecting employees as well as those applicable to executive officers. The Board of Directors considers strategic risks and opportunities and regularly receives reports from the committees regarding risk oversight in their areas of responsibility.

Compensation-Related Risks

The Company reviewed compensation-related risks with its compensation consultant. The review focused on the primary components of compensation, which are base salary, annual cash bonus and long-term equity incentive compensation. As described below, the Board believes that the Company has a well-balanced and diverse compensation structure in which risk has been mitigated through the use of benchmarking and by linking an appropriate portion of compensation to the Company’s long-term performance.

•

Base salary compensation is reviewed by the Compensation Committee and approved by the Board for each executive based on individual performance during the prior year, as well as the base salary compensation paid to similarly situated officers in peer group companies and the recommendation of its compensation consultant. Because base salaries are periodically benchmarked to ensure consistency with industry practices, the impact of individual performance on base salary levels is limited. As a result, the Company believes that its policies and practices relating to base salary reduce the likelihood of excessive risk taking.

•

Annual cash bonus compensation is reviewed by the Compensation Committee and approved by the Board for each executive based on the extent to which the Company’s corporate goals have been achieved for the prior year. For each executive, all of bonus compensation is tied to achievement of the corporate goals. Notably, the corporate goals are not tied to short-term improvements in earnings or stock value. Rather, the specific corporate goals established by the Board were selected because the Board believed them to be the key metrics used by management to achieve long-term business objectives and ensure the Company’s future success. As a result, the Company believes that the corporate goal component of bonus compensation has a focus on the Company’s long-term success. Because bonus compensation is tied to achievement of corporate goals that are linked to the long-term success of the Company, the Company does not believe that it encourages excessive risk-taking.

•

Long-term incentive compensation is granted to executives based on a philosophy that equity grants with service- or performance-based vesting requirements tie a portion of the executives’ compensation to the Company’s long-term performance and thereby align the interests of executives with the interests of the Company’s stockholders. The Company provides long-term incentive awards primarily through the issuance of stock options and restricted stock awards, including stock options and restricted stock awards subject to performance requirements. Executives realize value on stock options only if the price of the Company’s common stock increases (which benefits all stockholders) and only if the executives remain employed by the Company beyond the date that their options vest. Grants of restricted stock awards encourage executive ownership of Company shares and align the incentives of our executives with the interests of the Company’s stockholders. In addition, the performance conditions established by the Board for performance-based stock options or restricted stock awards are also linked to the key metrics used by management to achieve long-term business objectives and the Company’s future success. Overall, the Company believes that its approach of tying a meaningful portion of executive compensation to the long-term value of the Company’s equity discourages inappropriate risk-taking and is a valuable tool in managing and mitigating any risks associated with its compensation policies and practices.

Based on its determination that the individual components of the Company’s compensation program do not individually or in the aggregate encourage excessive or inappropriate risk-taking, the Company has concluded that the risks associated with its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

During 2012, the members of our Compensation Committee were Mr. Granadillo, Mr. Canet, Ms. Bayh and Dr. Dziurzynski. No member of our Compensation Committee has been an officer or employee of our Company at any time. None of our executive officers during 2012 served as a director or as a member of the compensation committee of another entity that has an executive officer who served as a director of the Company or on our Compensation Committee during 2012.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

We have established a procedure for stockholders to communicate with the Board of Directors or a particular Board committee. Communications should be in writing, addressed to: Dendreon Corporation, 1301 2nd Ave., Seattle, Washington 98101, and marked to the attention of the Board of Directors or any of its individual committees. Copies of all communications so addressed will be promptly forwarded to the chair of the committee involved, or in the case of communications addressed to the Board of Directors as a whole, to the Corporate Governance Committee.

DIRECTOR COMPENSATION

In 2012, we compensated only non-employee directors for serving on our Board of Directors in accordance with previously approved guidelines. Dr. Gold, who was our President and Chief Executive Officer from January 2003 until January 2012, did not receive any compensation in connection with his service as a director until his employment terminated with the Company. The compensation that we paid to him in 2012 as President and Chief Executive Officer is discussed in “Executive Compensation” below.

During 2012, each non-employee director received an annual retainer of $60,000. In addition, the Lead Independent Director received an additional $30,000 retainer per year, and the chairs of each of our Audit, Compensation and Corporate Governance Committees received an additional retainer per year of $25,000, $20,000 and $10,000, respectively. We also paid annual retainers to the members of the Audit Committee, Compensation Committee, and Corporate Governance Committee who are not committee chairs of $12,000, $10,000, and $5,000, respectively. All amounts were paid proportionately. For 2012, the total aggregate cash compensation earned by our non-employee directors for their periods of service was $739,508. In January 2013, the Board reviewed and maintained these guidelines for 2013. We also continue to reimburse each of our directors for expenses incurred in connection with attending Board of Directors’ meetings and for their service as directors in accordance with Company policy.

Our policy is to grant our new non-employee directors an initial equity award, which policy is updated from time to time at the discretion of the Board of Directors. In January 2013, the Board reviewed and maintained this policy to provide for an initial equity award for new non-employee directors elected prior to October 1st of any year equal to the prior year’s grant for the other non-employee directors, with 100% of such award to vest on the first anniversary of the date of grant. As a new director appointed during November 2011, Dr. Fenton did not receive an initial equity award in 2011. Instead, Dr. Fenton received a grant of 25,000 shares of restricted stock on January 3, 2012, which fully vested upon the first anniversary of the date of grant. In January 2013, the Board of Directors also approved an annual equity award for each non-employee director of 25,000 shares of restricted stock that fully vested upon grant on January 3, 2013.

The table below sets forth, for each non-employee director, the amount of cash compensation paid by us and the value of stock awards received from us for his or her service during 2012:

2012 Director Compensation Table

Name	Fees Earned or Paid in Cash		Stock Awards ($)		Total ($)
Susan B. Bayh	$75,000		$144,750	(1)	$219,750
Richard B. Brewer(2)	49,583				49,583
Gerardo Canet	82,000		144,750	(1)	226,750
Bogdan Dziurzynski, D.P.A	85,000	(3)	144,750	(1)	229,750
Dennis M. Fenton, Ph.D.	73,425		144,750	(1)	218,175
Mitchell H. Gold, M.D.(4)	30,000		144,750	(1)	174,750
Pedro Granadillo	102,000	(5)	144,750	(1)	246,750
John H. Johnson(6)	5,000				5,000
David C. Stump, M.D.	65,000		144,750	(1)	209,750
David L. Urdal, Ph.D.	60,000		144,750	(1)	204,750
Douglas G. Watson	112,500	(7)	144,750	(1)	257,250

(1)

Includes shares granted on January 3, 2013 for 2012 services and were fully vested on the grant date. The compensation cost represents the aggregate fair value on the grant date as determined in accordance with ASC 718. For more information about the assumptions we made in determining the grant date fair value, see Note 12 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Aside from the initial stock award granted to Dr. Fenton on January 3, 2012 that fully vested on January 3, 2013, our non-employee directors did not hold any unvested stock awards as of December 31, 2012. As of December 31, 2012, our non-employee directors held options to purchase the following number of shares of Common Stock: Ms. Bayh, 59,363; Mr. Canet, 14,192; Dr. Dziurzynski, 42,863; Dr. Fenton, none; Dr. Gold, 241,073; Mr. Granadillo, 14,192; Dr. Stump, 13,772; Dr. Urdal, 86,348; and Mr. Watson, 6,692. Mr. Brewer passed away in August 2012 and as of December 31, 2012 options to purchase 14,192 shares of Common Stock were held by his estate.

(2)	Mr. Brewer served as Chair of the Board until January 31, 2012 and as a Director until he passed away in August 2012. Amounts shown include retainer, Chair of the Board fee and Corporate Governance Committee member fee earned during 2012. No stock awards were issued for his 2012 services.

(3)	Amounts shown include retainer, Compensation Committee member fee and Corporate Governance Committee chair fee earned during 2012.

(4)	Dr. Gold served as President and Chief Executive Officer until January 31, 2012, at which time he continued to serve on the Board and was appointed Executive Chairman until June 30, 2012. Dr. Gold resigned from the Board on February 22, 2013.

(5)	Amounts shown include retainer, Compensation Committee chair fee and Audit Committee member fee earned during 2012.

(6)	Mr. Johnson joined the Board of Directors in August 2011 and served as an independent director until January 31, 2012, at which time he was appointed President and Chief Executive Officer. On June 30, 2012 he was appointed Chairman of the Board. No stock awards were issued for 2012 services on the Board.

(7)	Amounts shown include retainer, Lead Independent Director fee and Audit Committee chair fee earned during 2012.

Under corporate governance principles adopted by our Board of Directors in 2005, our non-employee directors are encouraged to own stock in our Company as a long-term investment. In January 2012, the ownership target was reviewed and maintained. Our non-employee directors are encouraged to own stock in our Company in an amount equal to three times the annual general Board of Directors’ retainer, with five years to achieve such target after a director has joined our Board of Directors. As of December 31, 2012, each of our non-employee directors met their applicable ownership guideline, although Drs. Fenton and Stump are not yet subject to the guideline requirement as they have not yet met the length of service requirement.

COMPENSATION DISCUSSION AND ANALYSIS

Summary of Significant Compensation Actions in 2012

Our Compensation Discussion and Analysis will address the significant developments in our executive compensation program for 2012. These developments included the following highlights:

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We recruited and hired a new Chief Executive Officer with extensive commercial experience at a time of significant volatility to transform the Company and build shareholder value. We granted him significant initial equity awards in order to align his interests with those of our stockholders. A majority of our new Chief Executive Officer’s compensation package consisted of long term incentive based compensation which also included performance-based equity. The hiring of a new Chief Executive Officer is always an unusual event for a company and commonly involves such initial equity grants to induce a talented and experienced executive to join a company. These initial equity grants differ in magnitude from the ordinary course compensation granted on a year-to-year basis.

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We included in these initial grants a significant number of stock options and performance-based equity in order to ensure that the Chief Executive Officer would only receive value from this component of his compensation in the event that our stockholders received positive returns on their shares or the Company performed against its corporate goals.

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Our Compensation Committee focused on the realizable pay of our executives (rather than accounting charges) in order to ensure actual pay aligned with our performance. Simultaneously, the Compensation Committee took actions in order to ensure that our executives remained motivated to continue with the Company and drive performance. This involved the grant of new equity awards, which were made in part following a recognition that the retention and incentive objectives of outstanding options was significant reduced due to the Company’s declining stock price in 2012.

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Our Compensation Committee addressed each of these issues in a manner which it felt to be consistent with our overall compensation program, which was approved by 86% of our stockholders in our 2012 say-on-pay vote.

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In addition, as described below (Under “2013 Developments”), we have instituted in 2013 a more comprehensive performance vesting component to our annual equity awards. Our Compensation Committee believes that requiring performance in order for there to be vesting of specified equity grants will further our goal of providing pay for performance and better align the interests of our executives with those of our stockholders.

Each of these items is described in more detail below.

Executive Compensation Summary

Dendreon Corporation is a biotechnology company focused on the discovery, development and commercialization of novel therapeutics that may significantly improve cancer treatment options for patients. Our product portfolio includes active cellular immunotherapies and a small molecule product candidate that could be applicable to treating multiple types of cancers. To successfully compete in our industry, we must recruit, retain and motivate exceptional leaders with the ability to deliver superior results. Our executive compensation program is instrumental in achieving these objectives.

2012 was a year of transformation for Dendreon, and we experienced a number of significant changes. First, we placed emphasis on recruiting a talented Chief Executive Officer with extensive commercial experience to lead Dendreon in the transition to a commercial company focused on sales of our product, PROVENGE®. We were able to attract and hire a new Chief Executive Officer, John Johnson, with over thirty years of significant management and commercial experience at both global pharmaceutical companies and public biotechnology companies to strengthen sales of PROVENGE®. Mr. Johnson replaced Mitchell Gold, who had served as our Chief Executive Officer for nine years from January 2003 to January 2012. Second, Mr. Johnson hired a number of new executive officers in 2012 and 2013 with significant pharmaceutical and biopharmaceutical experience to continue to strengthen the management team, including a new Executive Vice President of Global Commercial Operations, Joseph DePinto, a new Executive Vice President of Corporate Development and General Counsel,

Christine Mikail, a new Executive Vice President of Human Resources, Gregory Mayes, and a new Executive Vice President of Corporate Communications, Lindsay Rocco. Third, we completely restructured and strengthened our commercial organization under Mr. DePinto. Finally, we undertook a strategic restructuring that included a re-configuration of the Company’s manufacturing model and restructuring administrative functions. As part of this strategic restructuring, we closed our manufacturing facility in Morris Plains, New Jersey and reduced headcount by more than 600 full-time and contractor positions. As part of the restructuring, we sold the Morris Plains facility for $43.0 million to the Novartis Pharmaceutical Corporation.

During this time of change, the Board of Directors placed particular emphasis on a smooth transition for management generally, and from Dr. Gold to Mr. Johnson specifically. As a result, the Compensation Committee amended Dr. Gold’s employment agreement when Mr. Johnson started, and Dr. Gold remained employed with the Company through June 30, 2012 in order to assist in the transition.

In addition, as a result of the significant volatility of the Company’s stock and the decline in stock value, a substantial majority of the Company’s named executive officers’ stock options had exercise prices that far exceeded the value of the underlying shares. However, the Compensation Committee wanted to provide equity awards that would have value to our named executive officers upon vesting, regardless of a change in stock price, for retention purposes. As a result, the Compensation Committee determined that there was a strong need to offset the decline in value of outstanding equity incentives. In January 2012, the Compensation Committee decided to grant only restricted stock to those named executive officers then employed at the Company because of the inherent value of restricted stock and its ability to continue to serve as an incentive and retention tool during high stock price fluctuation.

This Compensation Discussion and Analysis explains our executive pay program as it relates to the following executive officers, including all individuals who served as Chief Executive Officer or Chief Financial Officer during the last fiscal year, and the three other most highly compensated executive officers who were serving as executive officers at the end of the last fiscal year (named executive officers). Compensation information for the named executive officers is presented in the tables following this discussion in accordance with SEC rules, and stockholders are being asked to approve their compensation in an advisory (non-binding) vote discussed in Proposal 4 below:

John H. Johnson	President and Chief Executive Officer

Gregory T. Schiffman	Executive Vice President, Chief Financial Officer and Treasurer

Mark W. Frohlich, M.D.	Executive Vice President, Research and Development and Chief Medical Officer

Richard J. Ranieri(1)	(Former) Executive Vice President, Human Resources

Christine Mikail	Executive Vice President, Corporate Development, General Counsel and Secretary

Mitchell H. Gold, M.D.(2)	(Former) President and Chief Executive Officer

(1)	Mr. Ranieri left his position as Executive Vice President, Human Resources in February 2013.

(2)	Dr. Gold resigned from his position as President and Chief Executive Officer in January 2012, at which time Mr. John Johnson joined the Company as President and Chief Executive Officer. Dr. Gold continued his employment with the Company until June 30, 2012 to assist in the transition of his duties to Mr. Johnson, and also acted as Executive Chair during until that time.

The Compensation Discussion and Analysis addresses the following topics:

•	our compensation philosophy and objectives;

•	our compensation process for setting performance and compensation for our executive officers;

•

the components of the compensation for our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers as of December 31, 2012, which are referred to as our “named executive officers”; and

•	the Compensation Committee’s decisions and determinations regarding our named executive officers’ compensation for the 2012 fiscal year.

Pay for Performance and Performance Highlights

The cornerstone of our executive compensation program is pay for performance. Accordingly, while we pay competitive base salaries and provide other benefits, the majority of our named executive officers’ compensation opportunity is based on variable pay.

Consistent with our pay-for-performance philosophy, the Compensation Committee, with the approval of our Board of Directors, awarded our continuing named executive officers with only 54% of their target annual cash bonuses for 2012 because the Company failed to achieve the 2012 revenue goal, which counted for 50% of the 2012 corporate goals. The failure to meet the revenue goal was offset by 100% achievement of our quality and compliance related goals (weighted at 15% of the 2012 performance goals), 100% achievement of our clinical development goals (weighted at 15%), and 120% achievement of the cash balance goal (weighted at 20%). Achievement of the 2012 corporate goals is discussed in “Analysis of 2012 Executive Compensation Components” below.

Corporate Governance and Pay Best Practices

The Compensation Committee and the Board of Directors’ independent members, assisted by the Compensation Committee’s independent compensation consultant, Mercer (US) Inc. (“Mercer”), stay informed of developing corporate governance and executive compensation best practices and strive to implement them. Our best practices include:

•

Compensation Philosophy—The Compensation Committee developed a compensation philosophy which guides the design of all compensation programs, emphasizing employee recruitment and retention, a performance-based culture, and cost effectiveness.

•

Compensation Elements—The primary components of our compensation program are base salary, annual cash bonus, and long-term equity incentives. We target the median when setting overall executive compensation. However, our compensation program is structured to provide total compensation above the median for superior or extraordinary performance and below the median for below target performance.

•	Pay for Performance—Our pay programs are designed to support our pay for performance philosophy, emphasizing and rewarding execution of our business strategy and achievement of corporate objectives.

•

Say on Pay—We adopted an annual Say on Pay advisory vote, consistent with the preference of the majority of stockholders who cast votes at the 2011 Annual Meeting of Stockholders and with management’s recommendation to our stockholders.

•	No Golden Parachute—We do not provide golden parachute excise tax gross-ups for any of our employees.

•

Compensation Risk—The Compensation Committee considers risk when designing our compensation plans. The Compensation Committee also conducts a comprehensive review of compensation risk to assess the presence of any risks that may have a material adverse effect on the Company.

•	Independent Compensation Committee—Our Compensation Committee is comprised of only independent members of Board of Directors.

•	Perquisites—We provide only limited perquisites to our named executive officers.

2012 Advisory Say on Pay Vote and Say on Pay Frequency Vote

At our 2012 Annual Meeting of Stockholders, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a “Say on Pay” vote. Approximately 86% of our stockholders approved the compensation of our named executive officers by casting a vote in favor of our 2012 Say on Pay resolution. Considering this vote and following the annual review of our executive compensation philosophy, the Compensation Committee decided to retain our overall approach to executive compensation. Moreover, in determining how often to hold a stockholder advisory vote on named executive officer compensation, the Board of Directors took into account our stockholders’ preference (approximately 86% of votes cast) for an annual vote at the 2011 Annual Meeting of Stockholders. Specifically, the Board of Directors determined that we will hold an annual advisory stockholder vote on our named executive officer compensation until considering the results of our next Say on Pay frequency vote.

Compensation Philosophy and Objectives for our Executive Compensation Program

Our executive compensation program is designed to attract, motivate, and retain the most talented executive officers and employees, reward them for helping achieve our business objectives and motivate them to enhance long-term stockholder value by achieving our financial, product commercialization, research and development and other corporate goals. Accordingly, a substantial portion of executive compensation is linked to corporate performance.

Our compensation philosophy is to provide overall compensation, when targeted levels of performance are achieved, in the median range of pay practices for comparable positions within our peer group of companies selected by the Compensation Committee. However, our compensation program is structured to provide total compensation above the median for superior or extraordinary performance and below the median for below target performance. The elements of compensation included in the competitive peer group analysis generally are base salaries, annual cash bonuses, long-term incentives and severance benefits. The Compensation Committee generally seeks to target a mix between cash compensation and long-term equity incentives similar to the mix of the companies in our peer group. Our Compensation Committee believes that it is important to target compensation levels and the mix of compensation to that offered by our peers in order to retain and incentivize the high quality executives whose efforts are key to our long-term success. Specifically, our cash compensation, which includes base salaries, and annual cash bonuses, is targeted at the median. In addition, our long-term incentives, which includes equity compensation, is targeted at the median. We aim for the median range for long-term incentives because we believe equity best aligns the interests of management and the stockholders.

The objectives of our executive compensation program closely align executive pay with achieving our Company’s business objectives and corporate performance. Each year, if we achieve our corporate objectives, our executive compensation program will reward our named executive officers for their role in helping us to reach our goals through successful completion of their responsibilities. Compensation for our executive officers will be less in years in which we do not achieve all of our corporate objectives. The Company’s focus during 2012 heavily emphasized (i) revenue growth for PROVENGE, (ii) preservation of cash, (iii) certain quality and compliance milestones, and (iv) certain clinical development milestones. Our executive compensation performance objectives for 2012 were based solely on corporate goals, which we believe most directly aligns the interests of our executive officers with the interests of our stockholders.

Role of Our Compensation Committee

Our Company’s compensation policies and practices are developed by the Compensation Committee and implemented by our Board of Directors upon the recommendation of the Compensation Committee. The Compensation Committee’s responsibility is to review and consider management performance in achieving our corporate goals and to ensure that our Company’s compensation policies and practices are competitive and effective to motivate management, while avoiding inappropriate compensation-based risk. The authority and responsibilities of the Compensation Committee are set forth in its charter and include:

•	taking any and all actions that have been delegated by our Board of Directors with respect to determining the compensation of officers and employees of our Company;

•

proposing the adoption, amendment and termination of equity incentive plans, stock purchase plans, and tax-qualified profit sharing plans, and other similar programs, which we refer to as our compensation plans;

•	determining participation in and granting awards under our compensation plans; and

•	reviewing, advising and approving such other compensation matters as our Board of Directors may wish.

Our Compensation Committee also considers the results of any stockholder advisory votes to approve the compensation of our named executive officers. Our Compensation Committee met nine times in 2012. The

Compensation Committee held discussions with senior management, approved compensation plan awards, reviewed and established our corporate objectives, which are also approved by the Board of Directors, and reviewed the elements and structure of the total compensation packages for our executive officers for 2012. The Compensation Committee believes that the Company’s compensation and benefits programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Role of our Compensation Consultant and Benchmarking Practices for 2011 Compensation Decisions

Independent Compensation Consultant

In 2012, the Compensation Committee retained the services of an external compensation consultant, Mercer. The mandate of the consultant was to assist the Compensation Committee in its review of executive compensation practices, including the competitiveness of pay levels, retention programs, executive compensation design issues, market trends, and technical considerations. The Compensation Committee regularly evaluated Mercer’s performance and has the final authority to engage and terminate Mercer.

During 2012, Mercer advised the Compensation Committee in (i) determining base salaries for executive officers, (ii) establishing the range of potential awards for executive officers under our annual cash bonus program and (iii) determining individual equity grant levels for executive officers. While the Corporate Governance Committee reviews non-employee director compensation pursuant to its charter, Mercer also advises the Compensation Committee, in conjunction with the Corporate Governance Committee, on such matters.

Mercer occasionally provides services or information to the Company’s management in order to structure compensation programs and guidelines for non-executive employees. The aggregate fees paid for those other services in 2012 did not exceed $120,000. Our Compensation Committee has determined that the provision by Mercer of services unrelated to executive and director compensation matters in fiscal year 2012 were compatible with maintaining the objectivity of Mercer in its role as compensation consultant to the Compensation Committee and that the consulting advice it received from Mercer was not influenced by Mercer’s other relationships with the Company. The Compensation Committee is sensitive to the concern that services provided by Mercer or its affiliates to management, and the related fees, could impair the objectivity and independence of Mercer, and the Compensation Committee believes that it is important that objectivity be maintained. However, the Compensation Committee also recognizes that the services provided by Mercer to management are valuable to the Company and because of Mercer’s knowledge of our executive compensation programs, Mercer is in the best position to advise management on structuring their nonexecutive compensation program. Our Compensation Committee has determined that Mercer’s work has not raised any conflict of interest and is independent.

Peer Group and Compensation Benchmarking

The Compensation Committee benchmarks the Company’s executive compensation against a peer group of companies to determine competitiveness and market trends. The Compensation Committee reviews the companies in our peer group annually, reviews Mercer’s recommendations regarding such companies, and makes adjustments as necessary to ensure the peer group continues to properly reflect the market in which we compete for talented executives. The Committee also annually reviews the executive pay practices of other similarly-situated companies as reported in industry surveys and reports from compensation consulting firms. These surveys are specific to the biopharmaceutical and biotechnology sector. We request customized reports of these surveys so that the compensation data reflect the practices of companies that are similar to us. This information is also considered when making recommendations for each element of compensation.

In June 2011, the Compensation Committee engaged Mercer to analyze its executive compensation program. As part of its review, Mercer collected and analyzed competitive compensation data and compared the Company’s current compensation levels to the market peer group, and reviewed and made recommendations regarding changes to the Company’s peer group. In November 2011, Mercer presented the results of its review to the Compensation Committee. In determining the peer group, Mercer considered such things as market capitalization, revenue size, number of employees, and region of the country. As a result of our significant decline in market capitalization in 2011, Mercer recommended removing some of the larger companies that had been added in 2010. The peer group proposed by Mercer in the November 2011 report included companies with a market capitalization range between approximately $799 million and $12.5 billion. Our Compensation Committee agreed that the peer group selected by Mercer was appropriate given our Company’s decline in market capitalization during 2011 as a result of slower than anticipated product sales growth. The peer group approved by our Compensation Committee in November 2011 consisted of:

Alexion Pharmaceuticals, Inc.	Cubist Pharmaceuticals, Inc.	United Therapeutics Incorporated
Amylin Pharmaceuticals, Inc.	Human Genome Sciences, Inc.	Vertex Pharmaceuticals
Auxilium Pharmaceuticals, Inc.	Onyx Pharmaceuticals, Inc.
BioMarin Pharmaceutical Inc.	Salix Pharmaceuticals, Ltd.

The Compensation Committee used the peer group created in 2011 for 2012 pay decisions.

In June 2012, the Compensation Committee again engaged Mercer to analyze its executive compensation program. As part of its review, Mercer collected and analyzed competitive compensation data and compared the Company’s current compensation levels to the market peer group, and reviewed and made recommendations regarding changes to the Company’s peer group. In October 2012, Mercer presented the results of its review to the Compensation Committee. In determining the peer group, Mercer considered such things as market capitalization, revenue size, number of employees, and region of the country. Mercer recommended replacing some companies in the 2011 peer group with new companies that are closer to our revenue size and/or market capitalization. The peer group proposed by Mercer in October 2012 included companies with annual revenues between approximately $165 million and $783 million and a market capitalization between approximately $730 million and $20.7 billion. Our Compensation Committee agreed that the peer group selected by Mercer was appropriate given our Company’s revenue size and market capitalization. The peer group approved by our Compensation Committee in October 2012 consisted of:

Acorda Therapeutics, Inc.	Cubist Pharmaceuticals, Inc.	Salix Pharmaceuticals, Ltd.
Alexion Pharmaceuticals, Inc.	Onyx Pharmaceuticals, Inc.	Seattle Genetics Inc.
Alkermes plc.	Momenta Pharmaceuticals Inc.	United Therapeutics Incorporated
Auxilium Pharmaceuticals, Inc.	Questcor Pharmaceuticals, Inc.	Viropharma Inc.
Biomarin Pharmaceuticals Inc.	Regeneron Pharmaceuticals Inc.

Our Compensation Committee uses the peer group as a tool to evaluate overall compensation for the named executive officers. As part of this analysis, our Compensation Committee heavily considers the need to compete effectively in recruiting top talent from companies such as those in the peer group. In certain cases, the Company may benchmark against groups other than the peer group. For example, we may choose to benchmark against different competitors in labor markets outside the United States, for specific unique or hard-to-fill jobs or job families, or when insufficient data are available from the peer group companies for a particular job or job family. As a result, our Compensation Committee uses total compensation targeted at the median for comparable positions within our peer group of companies as a guide for making compensation decisions for the named executive officers. However, our compensation program is structured to provide total compensation above the median for superior or extraordinary performance and below the median for below target performance.

Each year, our Compensation Committee reviews benchmark data from our peer group for all components of total compensation paid and payable to our executive officers, including base salary, annual cash bonus, long-term incentives consisting of equity awards, accumulated realized and unrealized stock option and restricted stock awards, and potential change of control and severance benefits. This benchmark data highlights the effect of compensation decisions made over time on each executive officer’s total compensation. Our Compensation Committee reviewed benchmark data for 2012 as one of multiple sources of information in making decisions on executive compensation.

Role of our Management Team

We encourage appropriate involvement by our senior management team in determining our compensation practices. In general, our senior management team supports our Compensation Committee in developing and implementing our executive compensation program. As part of the annual compensation review, our human resources management team reviews other independent compensation consultants’ survey data for comparable biotechnology companies to provide input on recommendations by our independent compensation consultant regarding executive compensation, considering factors such as individual contributions and industry and competitive considerations. Our Chief Executive Officer, Executive Vice President, General Counsel and Secretary, as well as our Executive Vice President, Human Resources regularly attended Compensation Committee meetings in 2012 (recusing themselves when their compensation was deliberated). In addition, in 2012, the Compensation Committee engaged in executive sessions without management present as necessary.

Executive Compensation Programs Design Considerations

The principal components of our executive compensation program are base salary, annual cash bonus and long-term equity incentives. With respect to the 2012 executive compensation program, in 2011, our Compensation Committee determined the amounts to recommend to the Board of Directors for each compensation element for each named executive officer based on management recommendations, any relevant consultant recommendations and benchmarking reviews, as well as the Compensation Committee’s review of past corporate performance and goals for future corporate performance.

The Compensation Committee designed the elements of our executive compensation program, and, with the Board of Directors, made decisions regarding the amount paid for each element, in order to meet our overall compensation objectives. In 2012, the Compensation Committee reviewed the total compensation arrangement for each executive officer and our executive officers as a group in making decisions regarding each element of compensation. This review considered corporate performance as it impacted the level of individual compensation incentives. Our 2012 executive compensation program was designed to emphasize incentive compensation components that reflect our overall strategic advancement during 2012 with respect to designated corporate goals and individual contributions. As a result of the benchmarking activities described above, our Compensation Committee chose each component of our 2012 executive compensation program to appropriately motivate, retain and reward our executives within the highly competitive biotechnology industry and geographic region of our operations.

Our long-term incentive program is designed to deliver a significant portion of each named executive officer’s total direct compensation in the form of equity (which for 2012 consisted of restricted stock awards). This creates incentives for long-term performance and promotes alignment with stockholder interests over the relevant periods. In this way, our named executive officers will receive substantially increased compensation if our stockholders experience increased value, instead of simply receiving median salary compensation adjustments year-after-year, regardless of Company performance.

Analysis of 2012 Executive Compensation Components

In 2012, the Compensation Committee reviewed our total compensation for executive officers and each compensation element through benchmarking processes to ensure the competitiveness of both our executive compensation program as a whole and the total compensation packages for our named executive officers.

Total compensation for our executives in 2012 was around the median except for Mr. Johnson, Dr. Frohlich and Ms. Mikail. Mr. Johnson and Ms. Mikail were above the median because they were hired in 2012 and received new hire grants of equity that increased their total compensation above the median. A significant portion of those new hire grants consisted of stock options in order to ensure that each of Mr. Johnson and Ms. Mikail would only receive value from this component of their new hire compensation in the event our stockholders received positive returns of their shares. The Compensation Committee and Board traditionally award larger equity grants upon hire in order to retain our executives and align their interests with our stockholders. Each of Mr. Johnson, Ms. Mikail and Dr. Frohlich received a one-time grant of equity in 2012 that increased his total compensation above the median. The Compensation Committee and Board decided to award this grant as a way to retain Dr. Frohlich during a difficult time for the Company that involved significant executive turnover.

The principal components for the compensation of our named executive officers are:

•	base salary;

•	annual cash bonus, which is determined each year based on the achievement of Company objectives; and

•	long-term equity incentives.

Base Salary.

Base salary represents the fixed component of executive compensation. It is designed to deliver a limited portion of compensation at a fixed level to provide our named executive officers with some security for performing their executive responsibilities. Base salary ranges are determined for each named executive officer based on a number of factors, including the officer’s position, specific responsibilities, level of experience, individual performance and Company performance, as well as market data from the peer group companies. We establish the other key components of each named executive officer’s compensation package, including annual cash bonus and long-term equity incentives, with reference to his or her base salary. Our Compensation Committee uses base salaries targeted at approximately the median for comparable positions within our peer group of companies as a guide for making compensation decisions for the named executive officers. We establish base salaries for our named executive officers when they join our Company or upon promotion and review the base salaries annually.

•	2012 Base Salary Determinations.

When reviewing base salaries for 2012, the Compensation Committee and Board of Directors considered corporate performance and executive performance in 2011, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. With respect to decisions made for 2012, the Compensation Committee determined to recommend against implementing any increases in base cash compensation to the named executive officers because our Company failed to meet its forecasted 2011 revenue guidance, which was a significant corporate goal. For more information about our base salaries for 2010, 2011 and 2012, see “Executive Compensation — Summary Compensation Table” below.

In November 2011, the Compensation Committee reviewed the base salary of our CEO at the time, Dr. Mitchell Gold, in connection with setting the level of his overall compensation for 2012. In connection with this review, the Compensation Committee determined to recommend against implementing any increase in Dr. Gold’s base cash compensation because our Company failed to meet its forecasted 2011 revenue guidance, which was a significant corporate goal. On January 31, 2012, Dr. Gold’s employment agreement was amended in connection with the hiring of Mr. John Johnson as the new President and Chief Executive Officer. Pursuant to the amendment, Dr. Gold remained employed with the Company through June 30, 2012 in order to assist in a smooth transition to a new chief executive officer. Dr. Gold’s employment with the Company terminated on June 30, 2012.

In November 2011, the Compensation Committee also reviewed the base salaries of Messrs. Schiffman and Ranieri and Dr. Frohlich in connection with determining their overall compensation for 2012. In connection with this review, the Compensation Committee determined to recommend against implementing any increases in base cash compensation to the named executive officers because our Company failed to meet its forecasted 2011 revenue guidance, which was a significant corporate goal.

In January 2012, Mr. John Johnson was hired as the President and Chief Executive Officer. Pursuant to his employment agreement, Mr. Johnson received an annual base salary of $800,000 for 2012, which was prorated from when he started employment at the Company. This base salary fell at approximately the median of base salary compensation paid to similarly situated officers within the peer group. The Compensation Committee believed that this level of base salary was appropriate in light of Mr. Johnson’s significant level of management and commercial experience and responsibilities to help in our continued transformation into a commercial organization and further advancement of PROVENGE commercialization. Under his employment agreement, Mr. Johnson also received a $480,000 sign-on bonus. The Compensation Committee believed that the bonus was an appropriate measure to induce Mr. Johnson to join the Company.

In February 2012, Ms. Christine Mikail was hired as Executive Vice President, Corporate Development, General Counsel and Secretary. Pursuant to her employment agreement, Ms. Mikail received an annual base salary of $400,000 for 2012, which was prorated from when she started employment at the Company. This base salary fell at approximately the median of base salary compensation paid to similarly situated officers within the peer group. The Compensation Committee believed that this level of base salary was appropriate in light of Ms. Mikail’s significant responsibilities to manage both the corporate strategy and business development and legal functions, and to oversee and direct the legal issues facing the Company at the time of her employment.

The Compensation Committee believes that the level of base salary established for each of its named executive officers in 2012 is consistent with the Company’s objective of providing fixed compensation at a level that is comparable to that paid by other companies with which it competes for executive talent and furthered the Company’s goal of providing a total compensation package that helps ensure the retention of its key employees.

Annual Cash Bonus.

Annual cash bonus awards are established each year as a percentage of base salary for each executive officer. Annual cash bonus awards are paid out based on our achievement of corporate objectives in accordance with the Dendreon Corporation Incentive Plan, which encompasses our cash bonus program. Our named executive officers may earn annual cash bonus awards based on pre-established corporate objectives, which reflects our pay-for-performance philosophy. These objectives may be modified during the year if deemed appropriate by the Compensation Committee and our Board of Directors. In 2012, the Compensation Committee did not recommend adjustments from the initial targets established for the year for the annual cash bonus.

In December 2012, the Compensation Committee recommended for full Board approval 2012 annual cash bonus awards for our named executive officers who remained employed with the Company at that time. The Board approved these annual cash bonus awards in January 2013. Annual cash bonus awards are based on each officer’s title and responsibilities consistent with comparable executive officer functions within the Company and available survey data. Our named executive officers’ 2012 target cash bonus awards, as a percentage of base salary, were: Mr. Johnson, 100%; and for each of Messrs. Schiffman and Ranieri, Ms. Mikail and Dr. Frohlich, 50%. These target cash award percentages are set forth in each executive’s employment agreement.

These target cash bonus award percentages were based on Mercer’s reports as to their relative competitiveness and the expected ability of each executive officer to impact corporate performance. Our Compensation Committee targets cash bonus award percentages at approximately the median for comparable positions within our peer group of companies as a guide for making compensation decisions for the named executive officers.

•	2012 Company Performance Goals.

In early 2012, the Compensation Committee reviewed and recommended, and the Board of Directors approved performance goals for the Company, including each goal’s relative weighting, and the minimum, target and maximum achievement levels for each goal, if applicable. The Compensation Committee chose these performance goals, and the relative weighting assigned to such goals, because it believed them to be the key metrics used by management to formulate long-term business objectives, evaluate the Company’s performance and ensure the Company’s future success.

In December 2012, the Compensation Committee assessed the Company’s performance under each of the 2012 performance goals to determine whether and to what extent to award achievement of the goals. The evaluation consisted of a review of each goal, its weighting and the actual performance delivered by the Company.

We set ambitious but achievable goals for the Company aligned with our commitments to stockholders. Our Company’s most critical goals for 2012 were to achieve (i) revenue growth for PROVENGE, (ii) preservation of cash, (iii) improved manufacturing quality and regulatory compliance milestones, and (iv) clinical development milestones for PROVENGE. To align management’s compensation with these goals, we established four corporate objectives for 2012 under the Dendreon Corporation Incentive Plan:

•	Goal 1: An annual net product revenue target (50% weighting);

•	Goal 2: Close 2012 with a cash balance of $372 million (20% weighting);

•

Goal 3: A target of 100% product manufacturing compliance, no material compliance deviations, and a 90% or greater product success rate for PROVENGE in the commercial setting, starting from the point of successful apheresis collection (15% weighting); and

•	Goal 4: A target of complete enrollment of a Zytiga sequencing study and complete enrollment of a separate Phase 2 sequencing study for PROVENGE (15% weighting).

For 2012, the Company achieved goals, 2, 3 and 4 but did not achieve goal 1. Therefore, the Compensation Committee, in its sole discretion, approved achievement of 120% for goal 2, 100% for goal 3, and 100% for goal 4, but 0% for goal 1. Goal 2 was awarded at 120% because the target cash balance goal was substantially exceeded. Accordingly, the annual cash bonus payouts to our named executive officers with the Company at 2012 year end were only 54% of their target opportunities.

For 2012, payouts of the annual cash bonus to the named executive officers were based entirely on achievement of the corporate goals. The Board of Directors, Compensation Committee or Chief Executive Officer did not use discretion to award payouts for achievement of individual goals.

The following table provides a summary of the total annual cash bonus award earned by each named executive officer for 2012, which is calculated based on achievement of our Company performance goals:

Named Executive Officer(1)	Annual Cash Incentive Target %(2)	Company Performance Goals Achievement %	Base Annual Salary	Total Annual Cash Incentive Awards Earned for 2012
John H. Johnson	100%	54%	$800,000	$432,000
Gregory T. Schiffman	50%	54%	$437,000	$118,000
Mark W. Frohlich	50%	54%	$450,000	$122,000
Richard J. Ranieri(3)	50%	54%	$400,000	$108,000
Christine Mikail(4)	50%	54%	$400,000	$108,000

(1)	Pursuant to Dr. Gold’s amended employment agreement, Dr. Gold received a prorated cash bonus of $212,000 for his service with the Company through June 2012.

(2)	The annual cash bonus target percentage is a percentage of base salary.

(3)	Mr. Ranieri left his position as Executive Vice President, Human Resources in February 2013.

(4)	Ms. Mikail received an additional cash award of $200,000 in January 2013 for her extraordinary achievement in being the lead negotiator and managing the sale of our Morris Plains facility to Novartis Pharmaceuticals Corporation for $43.0 million. This award was recommended by the Compensation Committee and approved by the Board of Directors in recognition of her outstanding work for that transaction.

The full annual cash bonus award for each executive officer was paid in cash. For more information about our annual cash bonus award for 2010, 2011 and 2012, see “Executive Compensation — Summary Compensation Table” below.

Long-Term Equity Incentives.

Our long-term incentive compensation program is an integral part of our compensation policy. We believe that equity grants that vest over a period of years assist in motivating our executives long term, as well as tie a portion of our executives’ compensation to our long-term performance, and thereby align the interests of our executives with the interests of our stockholders. Our equity compensation program is designed to deliver compensation to executives when the Company performs and the value of the Company’s Common Stock increases. These equity grants are also intended to promote executive retention, as unvested restricted stock awards and stock options generally are forfeited if the executive voluntarily leaves the Company. We have historically provided long-term incentive compensation awards primarily through the issuance of stock options and/or restricted stock. Our executives realize value on stock options only if our stock price increases (which benefits all stockholders) and only if the executives remain employed with us beyond the date their options vest. Grants of restricted stock awards (RSAs) encourage executive ownership of the Company’s shares, provide balance to stock option grants, which only have value if the stock appreciates, and align the incentives of our executives with the interests of our stockholders. These awards also provide executives with some certainty regarding the value of the compensation they are receiving during periods of stock market volatility, which furthers the Company’s fundamental goal of awarding compensation that helps attract and retain highly skilled employees. When awarding restricted stock, the Compensation Committee considers the extent to which including full-value shares in the long-term portion of total compensation is consistent with the compensation practices of our peer group.

The Board of Directors, including the Compensation Committee, has not granted, and does not intend to grant in the future, equity compensation awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock, such as a significant positive or negative earnings announcement. Similarly, the Compensation Committee has not timed, nor does it intend to time in the future, the release of material nonpublic information based on equity award grant dates.

Around the end of each year, the Compensation Committee, with the assistance of management, considers the long-term incentive compensation award that should be given to each named executive officer by assessing their individual performance and total compensation, including the value of outstanding options, RSAs and restricted stock held by that executive. The Compensation Committee also considers the type and amount of equity awards granted by the peer group companies and strives to award compensation around the median of equity compensation paid to similarly situated officers within the peer group. However, our compensation program is structured to provide long-term incentive compensation above the median for superior or extraordinary performance and below the median for below target performance. We aim for this range because our compensation philosophy is to emphasize equity-based long-term incentive compensation to align our compensation program with shareholder value creation and reflect the risk profile of our shareholders. We believe equity best aligns the interests of management and the stockholders. After such consideration, the committee determines the appropriate long-term incentive compensation award for each named executive officer and presents its recommendation to the Board of Directors for approval. We have historically made incentive equity awards during January each year, and our philosophy is to make these awards on a consistent basis from a timing perspective form year-to-year. Additionally, if an executive officer or a designated key employee is hired during the year, a grant is generally made at or around the time of his or her hire. Equity awards for named executive officers are granted under our 2009 Equity Incentive Plan, as amended, and generally vest over four years for time-based awards and three years for performance-based awards. Our vesting practice for time-based equity grants has been as follows: 25% of the grant vests on the first anniversary and 6.25% vests every three months thereafter. Our vesting practice for performance-based equity grants has been in three equal installments. For 2012, the Board of Directors approved January 3, 2012 as the grant date for equity compensation to the named executive officers.

Equity Incentive Plans. In August 2011, the value of the Company’s Common Stock declined significantly after the Company announced that it would not meet its forecasted 2011 revenue guidance. By year end, the exercise prices of a substantial majority of the Company’s outstanding options were significantly greater than the value of the underlying shares. The Compensation Committee and Board recognized a critical need to retain the Company’s executives and key employees and decided to grant a significant number of equity awards in January 2012. These grants largely depleted the 2009 Equity Incentive Plan share reserve. Because of the critical need to offer competitive equity awards to attract new hires at an important time in the commercialization of the Company’s product, PROVENGE, in January 2012 the Board adopted the 2012 Equity Incentive Inducement Award Plan. The 2012 Equity Inducement Award Plan was terminated as to future grants after the 2012 Annual Meeting because our stockholders approved 9,000,000 additional shares for the 2009 Equity Incentive Plan.

•	2012 Long-Term Equity Awards.

In recommending annual equity incentive awards for 2012 at year-end 2011, the Compensation Committee considered the Mercer report in determining the appropriate target dollar values for executive officer grants, and then agreed on award amounts with a target dollar value for each named executive officer. This award value was converted to the number of shares underlying the equity grants in restricted stock. The Compensation Committee also considered the number and potential value of vested and unvested outstanding options, prior vested and unvested restricted stock awards held by our named executive officers, and the desire to conserve the number of shares in our equity pool.

In December 2011 and January 2012, based on the recommendation of the Compensation Committee, the Board approved awards of restricted stock to our named executive officers remaining with the Company in January 2012. As a result of the significant volatility of the Company’s stock and the decline in stock value, a substantial majority of the Company’s named executive officers’ stock options were priced well over the value of the underlying shares. However, the Compensation Committee wanted to provide equity awards that would have value to our named executive officers upon vesting, regardless of a change in stock price, for retention purposes. As a result, the Compensation Committee determined that there was a strong need to offset the decline in value of outstanding equity incentives. In January 2012, the Compensation Committee decided to grant only restricted stock because of the inherent value of restricted stock and its ability to continue to serve as an incentive during high stock price fluctuation and the desire to conserve the number of shares in our equity pool.

Grants to each of the Company’s named executive officers remaining with the Company as of January 2012, with the exception of Dr. Gold, had time-based vesting. Dr. Gold’s January 2012 restricted stock award, discussed further below, was to vest over three years based solely on performance metrics for each of 2012, 2013 and 2014. In January 2012, time-based restricted stock awards vesting over a four-year period beginning on the grant date with 25% of the award vesting on the first anniversary of the grant date, and the remaining shares vesting quarterly over the next three years, were granted as follows: for each of Mr. Schiffman and Dr. Frohlich, 150,000 shares; and for Mr. Ranieri, 200,000 shares.

For Dr. Gold, in November 2011 the Compensation Committee recommended, and the Board approved in January 2012, a performance-based restricted stock award, of which 153,334 shares were to vest upon the achievement of certain Company internal financial goals in 2012, and 153,333 shares were to vest for each of the years 2013 and 2014 upon the achievement of certain Company internal goals that were to be subsequently determined and approved by the Board of Directors. This award was made to Dr. Gold at a time when it was unclear to the Board how long it would take to find a qualified chief executive officer with significant management and commercial experience to succeed him at a time of significant volatility at the Company during its initial commercialization of its product, PROVENGE. As is typical, the search for a qualified CEO can take a significant amount of time and it was unclear for how long Dr. Gold would continue to serve as President and CEO. Consistent with our pay for performance philosophy, and given the Company’s performance in 2011 in missing its revenue goal, the Compensation Committee recommended, and the Board approved, only a performance-based restricted stock award, in order to continue to incentivize Dr. Gold to perform while a search for a CEO was conducted. Pursuant to the terms of his employment agreement, Dr. Gold’s unvested equity awards, including the performance-based restricted stock award discussed above, vested upon the termination of his employment with the Company on June 30, 2012.

In May, 2012, Dr. Frohlich received an additional award of restricted stock of 150,000 shares of Common Stock, that will cliff vest on the second anniversary of the date of grant. In recognition of Dr. Frohlich’s value to the Company, the Compensation Committee decided to make this additional equity grant for retention purposes.

Mr. Johnson did not receive an award under the Company’s 2012 long-term incentive compensation program because he joined the Company on January 31, 2012. As part of his new hire equity grant, on January 31, 2012 he received (i) a stock option to purchase 500,000 shares of Common Stock vesting over three years in equal installments on December 31, 2012, December 31, 2013 and December 31, 2014, assuming continued employment, (ii) a restricted stock award of 335,215 shares of Common Stock vesting over three years in equal installments on December 31, 2012, December 31, 2013 and December 31, 2014, assuming continued employment, and (iii) a stock option to purchase 167,608 shares of Common Stock vesting over three years in equal installments based upon the satisfaction of certain performance conditions, assuming continued employment. The first third of the stock option subject to the satisfaction of certain performance conditions would have vested if the Company achieved an annual net product revenue target. The performance conditions for the remaining two installments will be determined by the Board of Directors, as recommended by the Compensation Committee.

Ms. Mikail did not receive an award under the Company’s 2012 long-term incentive compensation program because she joined the Company in February 2012. As part of her new hire equity grant, on March 8, 2012 she received (i) a stock option to purchase 128,580 shares of Common Stock vesting over four years, with 25% vesting after the first year and the remaining shares vesting monthly thereafter, assuming continued employment, and (ii) a restricted stock award of 64,290 shares of Common Stock vesting over four years, with 25% vesting after the first year and the remaining shares vesting quarterly thereafter, assuming continued employment.

•	2013 Developments in Equity Based Compensation.

In December 2012 the Compensation Committee recommended, and in January 2013 the Board approved awards of restricted stock to our named executive officers remaining with the Company in January 2013. As a result of continued volatility of the Company’s stock and the decline in stock value, a substantial majority of the Company’s named executive officers’ stock options were priced well over the value of the underlying shares.

However, to continue to promote stability at the Company at a time of its continued commercialization efforts of

PROVENGE, our first commercial product, the Compensation Committee wanted to provide equity awards that would have value to our named executive officers upon vesting, regardless of a change in stock price, for retention purposes, while also conserving the number of shares in our equity pool. In addition, the Compensation Committee, recognizing the importance of aligning the interests of the executives with the interests of the Company’s stockholders, determined that each of its named executive officers would receive a significant portion of such restricted stock as performance-based equity. This is a major change in our prior compensation practice where only certain members of management received performance-based equity and such performance-based equity did not represent a significant portion of the equity grant. In January 2013, the Board, upon recommendation of the Compensation Committee, decided to grant restricted stock awards to each of its named executive officers, with 50% of these awards vesting over three years based solely on performance metrics determined by the Board for each of 2013, 2014 and 2015.

Perquisites and Other Elements of Compensation. We do not provide significant perquisites to our named executive officers. In 2012, we paid for executive disability insurance premiums for Drs. Gold and Frohlich, Messrs. Johnson, Schiffman and Ranieri and Ms. Mikail. Our $4,000 matching 401(k) plan contribution was available to all of our employees.

Employment Agreements

We have entered into employment agreements with each of our named executive officers to attract and retain executives and to remain competitive in our industry. In November 2011, after evaluating the Company’s practices regarding severance benefits for executives and the market competitiveness of such policies, the Compensation Committee approved an amended form of executive employment agreement. Mercer, the Company’s independent compensation consultant, helped with this review. The amendment increased the amount of severance for a named executive officer’s termination without cause or resignation for good reason (as defined in the applicable agreement) in order to be consistent with the market. The amended employment agreements did not alter or increase the current base salary and cash bonus target for any of the Company’s executive officers and did not change amounts payable in the event of a change in control; furthermore, the amendment did not alter the definitions of “Cause,” “Change in Control” or “Good Reason,” or change the restrictive covenants that may apply following the executive’s termination of employment. Each of our named executive officers continues to be employed on an at-will basis without a specified term. For more information about our executive employment agreements, see “Executive Compensation — Summary of Executive Employment Agreements and Compensatory Terms” below.

Post-Termination Compensation and Benefits

The employment agreements of the named executive officers provide for certain post-termination payments and benefits as follows:

•	Severance generally

Upon termination without cause or resignation for good reason (as defined in the applicable employment agreement), our named executive officers other than our Chief Executive Officer will receive a lump-sum payment equal to 125% of their base salary and 125% of the target annual cash bonus award identified for the relevant year, and our Chief Executive Officer will receive a lump-sum payment equal to 200% of his base salary and 200% of the target annual cash bonus award identified for the relevant year. In addition, each executive will receive full acceleration of all stock options and restricted stock awards held by him or her. Furthermore, our named executive officers other than our Chief Executive Officer will be entitled to payment for continued health benefits coverage by us for up to 18 months, and receive up to $10,000 for moving expenses or outplacement services. Our Chief Executive Officer will be entitled to payment for continued benefits coverage, including health benefits, life, accidental death and dismemberment and disability insurance, by us for up to 24 months, and receive up to $50,000 for moving expenses or outplacement services incurred within one year of termination.

Upon termination for cause or voluntary termination other than for good reason by an executive, we will not pay any additional benefits other than for accrued and unpaid salary and vacation.

•	Severance payable in connection with a change of control

In the event of termination without cause or resignation for good reason (as defined in the applicable employment agreement) on or within twelve months following a change of control (as defined in the applicable employment agreement) or three months prior thereto and in anticipation thereof, our named executive officers other than our Chief Executive Officer will receive a lump-sum payment equal to 150% of their base salary and 150% of the target annual cash bonus award identified for the relevant year. In the event of termination without cause or resignation for good reason (as defined in the employment agreement) on or within twenty-four months following a change of control (as defined in the employment agreement) or three months prior thereto and in anticipation thereof, our Chief Executive Officer will receive a lump-sum payment equal to 250% of his base salary and 250% of the target annual cash bonus award identified for the relevant year. In addition, each executive will receive full acceleration of all stock options and restricted stock awards held by him or her. Furthermore, our named executive officers other than our Chief Executive Officer will be entitled to payment for continued health benefits coverage by us for up to 18 months, and receive up to $10,000 for moving expenses or outplacement services. Our Chief Executive Officer will be entitled to payment for continued benefits coverage, including health benefits, life, accidental death and dismemberment and disability insurance, by us for up to 30 months, and receive up to $50,000 for moving expenses or outplacement services incurred within one year of termination.

•	Severance payable in the event of other terminations (death or disability)

Upon death, a named executive officer’s beneficiary will continue to receive the executive’s annual base salary up to the earlier of six months or the commencement of death benefits, a pro rata target annual cash bonus award for the year in which the termination of employment occurs; and the stock options and restricted stock awards held by the executive will be subject to full acceleration.

Upon disability, a named executive officer other than our Chief Executive Officer will receive a cash lump sum in an amount equal to half of the executive’s annual base salary, a pro rata target annual cash bonus award for the year in which the termination of employment occurs; and the executive will receive full acceleration of all stock options and restricted stock awards held by him or her. Our Chief Executive Officer will receive a pro rata target annual cash bonus award for the year in which the termination of employment occurs; and full acceleration of all stock options and restricted stock awards held by him.

•	No tax gross-up benefits

None of our executive employment agreements includes a gross-up for excise taxes that would be payable by an executive on benefits in excess of the amount permitted under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). The executive employment agreements provide that we will either pay the entire severance amount to the named executive officer, who will then be subject to and responsible for the excise tax, or we will reduce the severance to be paid to an amount low enough to avoid the tax to the executive, whichever alternative is the better result for the executive.

For more information about our amended executive employment agreements, see “Executive Compensation — Summary of Executive Employment Agreements and Compensatory Terms” below. In reviewing and evaluating the compensation and benefits payable under these arrangements in effect during 2012, the members of our Compensation Committee relied on their knowledge of similar post-termination arrangements for other companies with which the members were affiliated or familiar and guidance from Mercer. For more information about our post-termination compensation and benefits, see “Executive Compensation — Potential Payments Upon Termination or Change-in-Control” below.

Stock Ownership and Retention Guidelines

We have not adopted stock ownership or equity retention guidelines for our named executive officers. To date, our compensation programs have been heavily weighted toward long-term equity incentives, and each of our named executive officers has a sizable equity interest in the Company, which consists of both stock options exercisable for shares of Common Stock and restricted Common Stock. Accordingly, the Compensation Committee has not determined that ownership or equity retention guidelines are necessary at this time. We may consider adopting equity ownership guidelines in the future if we determine it is appropriate and in the best interests of our Company and our stockholders.

Tax and Regulatory Considerations

Section 162(m) of the Code limits us to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is performance-based compensation within the meaning of the Code. Deductibility is only one among a number of factors considered in determining appropriate levels or means of compensation for these officers, and our Compensation Committee may, in its judgment, authorize compensation payments that do not qualify as performance-based compensation when it believes such payments are appropriate to attract and retain executive talent.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and contained within this proxy statement with management and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

From the members of the Compensation Committee of the Board of Directors,

Pedro Granadillo (Chair)

Susan B. Bayh

Gerardo Canet

Bogdan Dziurzynski, D.P.A.

EXECUTIVE OFFICERS

Our executive officers and their positions and ages as of April 2, 2013 are as follows:

Name	Age	Position
John H. Johnson[1]	55	President and Chief Executive Officer
Joseph I. DePinto	45	Executive Vice President, Commercial Operations
Mark W. Frohlich, M.D.	51	Executive Vice President for Clinical Affairs and Chief Medical Officer
Gregory Mayes	44	Executive Vice President, Human Resources
Christine Mikail	35	Executive Vice President, Corporate Development, General Counsel and Secretary
William Monteith	55	Executive Vice President, Technical Operations
Lindsay Rocco	34	Executive Vice President, Corporate Communications
Gregory T. Schiffman	56	Executive Vice President, Chief Financial Officer and Treasurer

1.	The biographical information for Mr. Johnson is provided in “Proposal 1 – Election of Directors” above.

Joseph I. DePinto has served as our Executive Vice President, Commercial Operations since February 2012. Previously, Mr. DePinto served as Vice President Product Champion at ImClone, a wholly-owned subsidiary of Eli Lilly and Company, for IMC-11F8 (necitumumab) from July 2010 until February 2012. Prior to that time, Mr. DePinto served as Vice President of U.S. Sales and Marketing at Abraxis Bioscience, an oncology biotech company and now a wholly-owned subsidiary of Celgene Corporation, from October 2009 until March 2010. Mr. DePinto also served as Vice President, Commercial Operations for ImClone from July 2008 until October 2009, and Global Marketing Leader of Oncology Therapeutics at Johnson & Johnson Pharmaceutical Services, Inc. from January 2006 until July 2008. Mr. DePinto has spent 20 years of his career working in oncology at both large pharmaceutical and biotech companies. He earned his Bachelor of Science in Marketing and his Master of Business Administration in Pharmaceutical Chemical Studies from Fairleigh Dickinson University.

Mark W. Frohlich, M.D. has served as our Executive Vice President of Research and Development and Chief Medical Officer since March 2011 and prior to that time served as our Executive Vice President for Clinical Affairs and Chief Medical Officer from December 2010 to March 2011. Previously, Dr. Frohlich served as our Senior Vice President for Clinical Affairs and Chief Medical Officer from January 2008 to December 2010. Dr. Frohlich also served as our Vice President of Clinical Affairs from April 2006, and from August 2005, served as our Senior Medical Director. Prior to joining Dendreon, Dr. Frohlich was Vice President and Medical Director at Xcyte Therapies, Inc., a biotechnology company, from October 2001 to July 2005. From 1998 to 2001, Dr. Frohlich was a member of the faculty of the University of California at San Francisco where he served as an assistant professor in the Division of Hematology/Oncology. Dr. Frohlich received a Bachelor of Science in electrical engineering and economics from Yale University and an M.D. from Harvard Medical School.

Gregory Mayes has served as our Executive Vice President, Human Resources since January 2013, when he joined the Company. Mr. Mayes joined Dendreon from Unigene Laboratories Inc. (“Unigene”), where he most recently served as the President and General Counsel and as a member of the Board of Directors. Mr. Mayes worked at Unigene from October 2010 to December 2012. Mr. Mayes served on the Unigene Board of Directors from September 2012 to December 2012. From 2005 to October 2010, Mr. Mayes held several positions of increasing responsibility at ImClone, a wholly-owned subsidiary of Eli Lilly and Company, and served as Vice President, General Counsel and Chief Compliance Officer prior to his departure. Prior to ImClone, Mr. Mayes was Senior Counsel at AstraZeneca Pharmaceuticals, LP, from 2001 to 2005. Earlier, Mr. Mayes worked in private practice at Morgan Lewis LLP, a large, national law firm and earned his B.S. degree from Syracuse University, cum laude, and his J.D. degree, magna cum laude, from the Temple University School of Law, where he was the Articles Editor on the Temple Law Review.

Christine Mikail Cvijic (“Christine Mikail”) has served as our Executive Vice President, Corporate Development, General Counsel and Secretary since February 2012 and previously served as Senior Vice President, Corporate Strategy and Corporate Development at Savient Pharmaceuticals, Inc., a specialty bio-

pharmaceutical company, from February 2011 until February 2012. From March 2008 until February 2011, Ms. Mikail held several positions at both ImClone, a wholly-owned subsidiary of Eli Lilly and Company, and Eli Lilly and Company, and served as Vice President, General Counsel and Secretary of ImClone prior to her departure. Prior to that time, Ms. Mikail worked at the law firms of Reed Smith LLP from August 2005 until March 2008, Lowenstein Sandler PC from 2004 until 2005, and WilmerHale during 2001 and from 2002 until 2004. She earned her Bachelor of Arts from Rutgers University and J.D. from Fordham University School of Law.

William Monteith has served as our Executive Vice President, Technical Operations since January 2013 and previously served as our Vice President, Technical Operations Strategy from October 2012 to December 2012 and Vice President and General Manager of the Morris Plains, New Jersey manufacturing facility from May 2009 to October 2012. Prior to joining Dendreon, Mr. Monteith served as Vice President, Technical Operations at Sandoz Corporation, a division of Novartis, from June 2008 to May 2009. From July 2004 to June 2008, Mr. Monteith was Vice President, Operations at Shire Pharmaceuticals. Prior to July 2004, Mr. Monteith spent 22 years with Wyeth Pharmaceuticals in various roles with increasing responsibilities in the areas of manufacturing, technical support/validation, and quality operations. Throughout his 30-year career, Mr. Monteith has garnered significant experience in technical operations, quality assurance, and manufacturing operations. Mr. Monteith holds a Bachelor of Science degree in chemistry/pre-medical studies from Saint Lawrence University, Canton, New York.

Lindsay Rocco has served as our Executive Vice President, Corporate Communications since November 2012. Most recently, Ms. Rocco served as Senior Vice President and a member of the leadership team at Rx Mosaic Health from February 2010 to November 2012. Prior to that, Ms. Rocco served as a Director, Public Affairs at Roche-Genentech from June 2008 to January 2010. Throughout her career, Ms. Rocco has held senior-level positions with several healthcare public relations agencies within global holding companies, including the Omnicom Group and Publicis, and with MCS Healthcare Public Relations, an independent agency. She currently serves on the Board of Governors for the New York Chapter of the Arthritis Foundation. Ms. Rocco holds a Bachelor of Business Administration in Marketing from the Joseph A. Sellinger School of Business Administration and Management at Loyola University in Maryland.

Gregory T. Schiffman, has served as our Executive Vice President, Chief Financial Officer and Treasurer since December 2010. Mr. Schiffman joined us in December 2006 as Senior Vice President, Chief Financial Officer and Treasurer. Prior to that time, Mr. Schiffman was the Executive Vice President and Chief Financial Officer of Affymetrix, Inc., a manufacturer of genetic analysis products. He served as Affymetrix’s Vice President of Finance from March 2001 and was appointed Vice President and Chief Financial Officer in August 2001. At Affymetrix, Mr. Schiffman was promoted to Senior Vice President in October 2002 and to Executive Vice President in February 2005. Prior to joining Affymetrix, Mr. Schiffman was Vice President, Controller of Applied Biosystems, Inc. from October 1998. From 1987 through 1998, Mr. Schiffman held various managerial and financial positions at Hewlett Packard Company. Mr. Schiffman served as a director of Vnus Technologies, Inc., a medical device company from April 2006 until July 2009, Xenogen Corporation, a life sciences tools company from January 2005 until August 2006, and Impac Software Medical Systems, Inc., an information systems company making products for managing radiation and medical oncology practices from February 2003 until April 2005. Mr. Schiffman received a Bachelor of Science from De Paul University and a Master of Business Administration from the Kellogg School at Northwestern University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation earned during 2010, 2011 and 2012 by our principal executive officer, former principal executive officer, principal financial officer, and our three other most highly-paid executive officers serving as executive officers at the end of the last completed fiscal year.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation ($)(8)	Total ($)
John H. Johnson President and Chief Executive Officer (5)	2012	$736,410	$4,749,997	$4,777,736	$912,000	$825	$11,176,968
	2011	—	—	—	—	—	—
	2010	—	—	—	—	—	—

Mitchell H. Gold, M.D. Former President and Chief Executive Officer(6)	2012	483,073	3,477,600	—	212,000	2,360,200	6,532,873
	2011	785,000	2,000,001	—	—	5,699	2,790,700
	2010	630,000	1,606,500	2,343,199	668,000	6,674	5,254,373

Gregory T. Schiffman Executive Vice President, Chief Financial Officer and Treasurer	2012	437,000	1,134,000	—	118,000	8,022	1,697,022
	2011	437,000	750,005	—	109,250	6,922	1,303,177
	2010	416,000	535,500	878,704	198,500	8,598	2,037,302

Mark W. Frohlich, M.D. Executive Vice President, Research and Development and Chief Medical Officer	2012	450,000	2,478,000	—	122,000	7,299	3,057,299
	2011	446,667	750,005	—	112,500	7,311	1,316,483
	2010	360,000	642,600	878,704	171,700	7,794	2,060,798

Christine Mikail Executive Vice President, General Counsel & Secretary(7)	2012	334,872	650,615	885,347	475,500	5,062	2,351,396
	2011	—	—	—	—	—	—
	2010	—	—	—	—	—	—

Richard J. Ranieri	2012	400,000	1,512,000	—	108,000	69,993	2,089,993
Executive Vice President,	2011	400,000	750,005	—	100,000	120,687	1,370,692
Human Resources	2010	246,800	1,892,100	2,509,579	170,000	128,831	4,947,310

(1)	The compensation cost represents the aggregate fair value on the grant date, as determined in accordance with ASC 718 using the BSM option pricing model for option awards and based on the stock price on the date of grant for stock awards. For more information about the assumptions we made in determining the grant date fair value, see Note 12 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. These columns include the value of the awards granted during the relevant calendar year.

(2)	In December 2010, we granted restricted stock awards with certain performance conditions to executives. The awards granted to the named executive officers would have fully vested if certain performance goals were met in 2011. These performance goals were not met; therefore these awards were forfeited in January 2012. In accordance with ASC 718, we considered whether achievement of the performance conditions was probable and recorded compensation expense based upon this assessment. As of December 31, 2010, a zero value had been assigned to the restricted stock awards. If achievement of the performance conditions were considered to have been probable at the date of grant, the following values would have been assigned to the restricted stock awards as of such date: Dr. Gold, $1,307,600; Mr. Schiffman, $373,600; Dr. Frohlich, $373,600; and Mr. Ranieri, $373,600.

(3)	In January 2012, we granted stock options with certain performance conditions to Mr. Johnson. The options will vest annually in 3 equal tranches if certain performance goals are met in each of 2012, 2013 and 2014. In accordance with ASC 718, we considered whether achievement of the performance conditions was probable and recorded compensation expense based upon this assessment. As of the grant date, the value of the performance-based stock options granted to Mr. Johnson and included herein was $1,199,487. The performance goals for 2012 were not met; therefore one-third of these options did not vest based on the 2012 revenue performance goals.

(4)	For 2012, amounts shown reflect the named executive officers’ annual cash bonus payouts for 2012 performance, as further discussed above under “Compensation Discussion and Analysis.” These amounts were recommended by the Compensation Committee and approved by our Board of Directors at its January 2, 2013 meeting and were paid in January 2013, with the following exceptions; the payment to Dr. Gold was included in the Amendment to Executive Employment Agreement effective January 31, 2012 between Dr. Gold and the Company and paid in January 2013; the payment to Mr. Johnson includes a sign-on bonus of $480,000 paid in February 2012; the payment to Ms. Mikail includes a sign-on bonus of $167,500 paid in March 2012 and a bonus of $200,000 recommended by the Compensation Committee and approved by our Board of Directors at the January 10, 2013 meeting and paid in February 2013 for her extraordinary performance with respect to the sale of the Morris Plains facility to Novartis Pharmaceuticals Corporation.

(5)	Effective January 31, 2012, Mr. Johnson was appointed President and Chief Executive Officer.

(6)	Dr. Gold served as President and Chief Executive Officer until January 31, 2012, at which time he continued to serve on the Board and was appointed Executive Chairman until June 30, 2012. Dr. Gold resigned from the Board on February 22, 2013.

(7)	Effective February 29, 2012, Ms. Mikail was appointed Executive Vice President, Corporate Development General Counsel and Secretary.

(8)	Amounts shown include:

Name	Year	401(k) Employer Match ($)	Insurance Premiums ($)(1)	Severance ($)(2)	Miscellaneous ($)(3)	Total ($)
J. Johnson	2012	$—	$825	$—	$—	$825
	2011	—	—	—	—	—
	2010	—	—	—	—	—
M. Gold, M.D.	2012	4,000	1,200	2,355,000	—	2,360,200
	2011	4,000	1,699	—	—	5,699
	2010	4,000	1,699	—	975	6,674
G. Schiffman	2012	4,000	4,022	—	—	8,022
	2011	4,000	2,922	—	—	6,922
	2010	4,000	2,922	—	1,676	8,598
M. Frohlich, M.D.	2012	4,000	3,261	—	38	7,299
	2011	4,000	2,411	—	900	7,311
	2010	4,000	2,411	—	1,383	7,794
C. Mikail	2012	4,000	1,062	—	—	5,062
	2011	—	—	—	—	—
	2010	—	—	—	—	—
R. Ranieri	2012	4,000	5,320	—	60,673	69,993
	2011	4,000	—	—	116,687	120,687
	2010	4,000	—	—	124,831	128,831

(1)	Consists of reported income related to executive life insurance benefits and premiums for executive disability insurance benefits.

(2)	For Dr. Gold, severance payment represents an amount equal to 150% of the sum of Dr. Gold’s base salary and target annual bonus for 2012, as per the terms of Dr. Gold’s Executive Employment Agreement.

(3)	For Mr. Frohlich and Mr. Ranieri, consists of relocation assistance and other incidental benefits.

2012 Grants of Plan-Based Awards Table(1)

Name	Grant Date	Date of Board Action (2)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (Threshold) ($)(3)	Estimated Future Payouts Under Non-Equity Incentive Plan Award (Target) ($)(3)	Estimated Future Payouts Under Non-Equity Incentive Plan Award (Maximum) ($)(3)	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Options Awards ($)
John H. Johnson	1/30/12	1/30/12	—	—	—	—		500,000	(4)	$14.17	$3,578,249
	1/30/12	1/30/12	—	—	—	—		167,608	(5)	14.17	1,199,487
	1/30/12	1/30/12	—	—	—	335,215	(4)	—		—	4,749,997
			200,000	800,000	1,080,000
Mitchell H. Gold, M.D.	1/03/12	1/02/12	—	—	—	460,000	(6)	—		—	3,477,600
			98,125	392,500	529,875
Gregory T. Schiffman	1/03/12	1/02/12	—	—	—	150,000	(7)	—		—	1,134,000
			54,625	218,500	294,975
Mark W. Frohlich, M.D.	1/03/12	1/02/12	—	—	—	150,000	(7)	—		—	1,134,000
	5/09/12	5/09/12	—	—	—	150,000	(8)	—		—	1,344,000
			56,250	225,000	303,750
Christine Mikail	3/08/12	3/08/12	—	—	—	64,290	(9)	128,580	(10)	10.12	1,535,962
			50,000	200,000	270,000
Richard J. Ranieri	1/03/12	1/02/12	—	—	—	200,000	(7)	—		—	1,512,000
			50,000	200,000	270,000

(1)	All awards listed were granted under our 2009 Equity Incentive Plan, with the exception of options granted to Christine Mikail which were granted under our 2012 Equity Incentive Inducement Award Plan. All non-equity awards listed were granted pursuant to the Dendreon Corporation Incentive Plan.

(2)	For most equity awards, our Compensation Committee recommends a grant, pursuant to the terms of the relevant Equity Incentive Plan, to be approved and granted by our Board of Directors as of the close of the market on the date of action by the Board of Directors. However, for annual grants of restricted stock to our named executive officers, the Compensation Committee has established a practice of setting January 2 as the actual grant date for these awards, which are recommended at the last meeting of the Compensation Committee during the applicable year, and approved by the Board of Directors, before the relevant year-end.

(3)	Reflects the possible threshold, target and maximum payment levels under our non-equity incentive compensation plan for awards with respect to the fiscal year ended December 31, 2012. These amounts vary based on the individual’s current salary and position. Amounts actually earned in fiscal year 2012 are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table. For additional information, see the section entitled “Compensation Discussion and Analysis—Analysis of 2012 Executive Compensation Components—Annual Cash Bonus” above.

(4)	These time-based awards vest as to 33.3% of the total number of shares on December 31, 2012 and annually thereafter in equal amounts for 2 years, assuming continued employment.

(5)	These performance-based stock option grants for 167,608 shares vest as to 33.3% of the total number of shares on each of December 31, 2012, December 31, 2013, and December 31, 2014 upon the satisfaction of certain performance conditions, assuming continued employment. The first third of the stock option subject to the satisfaction of certain performance conditions would have vested if the Company achieved an annual net product revenue target for 2012. In February 2013, the Board determined the performance conditions for the second installment of such stock option and the performance conditions for the remaining installment will be determined by the Board of Directors or Compensation Committee next year. In the event of a change in control (as defined in the 2009 Equity Incentive Plan) prior to January 1 2015 and subsequent termination without cause or resignation for good reason, the stock options will vest at target levels, including the shares underlying the stock options that had not vested in previous years. In the event of a termination without cause or resignation for good reason without a change in control but prior to January 1 2015, the outstanding stock options for current and future performance periods will vest at target levels.

(6)	These performance-based stock award grants vest as to 33.3% of the total number of shares on January 3, 2013 and annually thereafter, assuming continued employment and achievement of performance. Upon termination on June 30, 2012, this stock award grant vested in full due to an accelerated vesting provision in Dr. Gold’s Executive Employment Agreement.

(7)	These time-based stock award grants vest as to 25% of the total number of shares on January 3, 2013 and 25% quarterly thereafter, assuming continued employment.

(8)	These time-based stock award grants vest in full on May 9, 2014, assuming continued employment.

(9)	These time-based stock award grants vest as to 25% of the total number of shares on March 8, 2013 and 6.25% quarterly thereafter, assuming continued employment.

(10)	These time-based stock option grants vest as to 25% of the total number of shares on March 8, 2013 and 2.1% monthly thereafter, assuming continued employment.

Treatment of stock options and restricted stock awards upon an executive’s termination of employment under various scenarios are summarized under “Executive Compensation — Potential Payments Upon Termination or Change-in-Control” below.

Summary of Executive Employment Agreements and Compensatory Terms

In November 2011, as part of our ongoing evaluation of our compensation agreements, we entered into an amended form of executive employment agreement with each of our named executive officers as of November 2011. The executive employment agreements provided for annual base salaries for calendar year 2012 as follows: Dr. Gold, $785,000; Dr. Frohlich, $450,000; Ms. Mikail, $400,000; Mr. Ranieri, $400,000; and Mr. Schiffman, $437,000. We entered into an executive employment agreement with Mr. Johnson in January 2012 which provides for an annual base salary of $800,000 and a target annual cash bonus award of up to 100% of his base salary. Under these agreements, if performance targets set in advance by the Board of Directors were met, each executive was eligible under his employment agreement for a target annual cash bonus award for 2012, as determined by the Board, of up to 100% of base salary for Mr. Johnson and up to 50% of base salary for each of Ms. Mikail, Mr. Ranieri, Mr. Schiffman and Dr. Frohlich. For 2013 compensation, the Board determined to maintain these target amounts. In January 2012, we further amended Dr. Gold’s employment agreement. The amendment provided that (i) Dr. Gold would be Executive Chairman of the Company until June 30, 2012, (ii) Dr. Gold would resign from the roles of President and CEO and help transition those duties to his replacement, (iii) Dr. Gold’s employment would continue until June 30, 2012, unless terminated earlier by Dr. Gold or the Company, and (iv) Dr. Gold would be eligible for a prorated bonus in 2012.

Our executive employment agreements have no specified term, and the employment relationship may be terminated by the executive officers or by us at any time. If we terminate the named executive officer’s employment without cause, or if the named executive officer resigns for good reason, the named executive officer will be entitled to severance payments as detailed under the section heading “Executive Compensation — Potential Payments Upon Termination or Change-in-Control.” As defined in the executive employment agreements, a named executive officer is entitled to “good reason” resignation upon the occurrence of the following:

•

the alteration of the named executive officer’s duties, responsibilities or title resulting in a significant diminution of position, duties, responsibilities or status with our Company or certain changes in the executive’s direct report, or the reduction of the named executive officer’s base salary, unless the base salaries of all other employees of our Company at the same level or above are proportionately reduced and the reduction does not exceed 10% of the employee’s base salary;

•	the permanent transfer or assignment to any location that is more than fifty (50) miles from the location of the named executive officer’s current principal office of employment; or

•	the Company materially breaches its obligations under the employment agreement.

As defined in each executive employment agreement, during the 12-month period following a change in control for each named executive officer other than our Chief Executive Officer, or during the 24-month period following a change in control for our Chief Executive Officer, in lieu of the above, a named executive officer is entitled to “good reason” resignation upon the occurrence of the following:

•

a material adverse change in the named executive officer’s duties, responsibilities or title as in effect at any time within one year prior to the change in control or any time thereafter, or the assignment to the named executive officer of any duties or responsibilities which are inconsistent with such named executive officer’s duties, responsibilities or title as in effect at any time within one year prior to the date of the change in control or thereafter;

•	a material reduction in annual salary or target annual bonus opportunity as in effect at any time within one year prior to the change in control or any time thereafter;

•

the permanent transfer or assignment to any location that is more than fifty (50) miles from the location of the named executive officer’s current principal office of employment prior to the change in control;

•

the Company’s failure to provide the named executive officer with compensation and benefits, in the aggregate, at least equal to those provided for under a material employee benefit plan in which the named executive officer was participating at any time within one year prior to the change in control or thereafter;

•

the Company materially breaches its obligations under the executive employment agreement, terminates the executive for “cause” which does not comply with the terms of the executive employment agreement; or a successor does not agree to assume and perform the executive employment agreement.

Each executive employment agreement requires the named executive officer not to compete with us after termination of employment for a period of one year for Dr. Gold and Mr. Johnson, and nine months for our other named executive officers, and provides for a one-year post-termination non-solicitation obligation for each of the named executive officers.

Outstanding Equity Awards at 2012 Fiscal Year-End Table

The table below sets forth information with respect to outstanding equity incentive awards held by our named executive officers as of December 31, 2012.

	Option Awards							Market Value of Shares or Units of Stock That Have Not Vested ($)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)
John H. Johnson	20,886	—		11.97	08/18/2021	—		—
	166,667	333,333	(2)	14.17	01/30/2022
	—	167,608	(3)	14.17	01/30/2022	—		—
	—	—		—	—	223,476	(2)	1,182,188
Gregory T. Schiffman	24,424	—		4.90	12/05/2017	—		—
	26,628	10,872	(4)	26.64	12/08/2019	—		—
	20,075	20,075	(5)	37.36	12/07/2020	—		—
	—	—		—	—	5,312	(6)	28,100
	—	—		—	—	5,859	(7)	30,994
	—	—		—	—	11,833	(8)	62,597
	—	—		—	—	150,000	(9)	793,500
Mark W. Frohlich, M.D.	253	—		4.52	03/16/2016	—		—
	3,436	—		4.41	12/06/2016	—		—
	13,941	—		4.90	12/05/2017	—		—
	33,750	11,250	(4)	26.64	12/08/2019	—		—
	20,075	20,075	(5)	37.36	12/07/2020	—		—
	—	—		—	—	5,312	(6)	28,100
	—	—		—	—	7,031	(7)	37,194
	—	—		—	—	11,833	(8)	62,597
	—	—		—	—	150,000	(9)	793,500
	—	—		—	—	150,000	(10)	793,500
Christine Mikail	—	128,580	(11)	10.12	03/08/2022	—		—
	—	—		—	—	64,290	(12)	340,094
Richard J. Ranieri	33,333	16,667	(13)	54.06	04/30/2020	—		—
	20,075	20,075	(5)	37.36	12/07/2020	—		—
	—	—		—	—	13,125	(14)	69,431
	—	—		—	—	11,833	(8)	62,597
	—	—		—	—	200,000	(9)	1,058,000

(1)	Closing price on the NASDAQ Global Market on the date of grant.

(2)	Mr. Johnson’s new hire time-based stock options and restricted stock awards granted January 30, 2012 vest at a rate of 33.3% on the December 31, 2012 and annually thereafter in equal amounts for 2 years, assuming continued employment.

(3)	Mr. Johnson’s performance-based stock option grants for 167,608 shares vest as to 33.3% of the total number of shares on each of December 31, 2012, December 31, 2013, and December 31, 2014 if certain performance goals are met for 2012, 2013, and 2014. The performance goals for 2012 were not met and 33.3% of the total shares underlying the stock options did not vest based on the 2012 revenue performance goals. In the event of a change in control (as defined in the 2009 Equity Incentive Plan) prior to January 1 2015 and subsequent termination without cause or resignation for good reason, the stock options will vest at target levels, including the shares underlying the stock options that had not vested in previous years. In the event of a termination without cause or resignation for good reason without a change in control but prior to January 1 2015, the outstanding stock options for current and future performance periods will vest at target levels.

(4)	Time-based stock options granted on December 8, 2009 vest at a rate of 25% on the first year anniversary and monthly thereafter in equal amounts for 36 months, assuming continued employment.

(5)	Time-based stock options granted on December 7, 2010 vest at a rate of 25% on the first year anniversary and monthly thereafter in equal amounts for 36 months, assuming continued employment.

(6)	Time-based restricted stock awards granted on January 15, 2009 vest at a rate of 25% on the first year anniversary and 6.25% quarterly thereafter, assuming continued employment.

(7)	Time-based restricted stock awards granted on January 21, 2010 vest at a rate of 25% on the first year anniversary and 6.25% quarterly thereafter, assuming continued employment.

(8)	Time-based restricted stock awards granted on January 20, 2011 vest at a rate of 25% on the first year anniversary and 6.25% quarterly thereafter, assuming continued employment.

(9)	Time-based restricted stock awards granted on January 3, 2012 vest at a rate of 25% on the first year anniversary and 6.25% quarterly thereafter, assuming continued employment.

(10)	Time-based restricted stock awards granted on May 9, 2012 vest in full on May 9, 2014, assuming continued employment.

(11)	Ms. Mikail’s new hire time-based stock options granted on March 8, 2012 vest at a rate of 25% on the first year anniversary and monthly thereafter in equal amounts for 36 months, assuming continued employment.

(12)	Ms. Mikail’s new hire time-based restricted stock award granted on March 8, 2012 vests at a rate of 25% on the first year anniversary and 6.25% quarterly thereafter, assuming continued employment.

(13)	Mr. Ranieri’s new hire time-based stock options granted on April 30, 2010 vest at a rate of 25% on the first year anniversary and monthly thereafter in equal amounts for 36 months, assuming continued employment.

(14)	Mr. Ranieri’s new hire time-based restricted stock award granted on April 30, 2010 vests at a rate of 25% on the first year anniversary and 6.25% quarterly thereafter, assuming continued employment.

2012 Stock Vested Table

The following table provides information regarding restricted stock awards vested for our named executive officers during 2012.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
John H. Johnson	147,182	$831,688
Mitchell H. Gold, M.D. (3)	608,252	4,751,563
Gregory T. Schiffman	37,177	342,267
Mark W. Frohlich, M.D.	37,437	341,088
Christine Mikail	—	—
Richard J. Ranieri (4)	17,955	172,121

(1)	This represents the vesting of restricted stock awards previously granted.

(2)	Computed based on the closing market price of our Common Stock on the date of vesting multiplied by the number of shares vested.

(3)	Upon termination on June 30, 2012, all outstanding stock award and stock option grants vested in full due to an accelerated vesting provision in Dr. Gold’s Executive Employment Agreement.

(4)	Mr. Ranieri left his position as Executive Vice President, Human Resources in February 2013.

Potential Payments Upon Termination or Change-in-Control

The following tables set forth the estimated potential benefits that our named executive officers would be entitled to receive upon their termination of employment with the Company if the named executive officers’ employment terminated on December 31, 2012. Other relevant assumptions and explanations are provided in the footnotes following the tables. The amounts shown reflect only the additional payments or benefits that a named executive officer would have received upon the occurrence of the respective triggering events listed below; they do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would have vested absent the triggering event.

Potential Payments on Termination (Without Cause or Following Change-in-Control)

As of Year Ended December 31, 2012(1)

	Termination Without Cause or Resignation for Good Reason(2)				Termination Following Change-in-Control(3)
Name of Executive Officer	Cash Payments ($)(4)	Estimated Value of Continued Health Care Benefits and Outplacement Assistance ($)(5)	Estimated Value of Accelerated Stock Options and Restricted Stock Awards ($)(6)	Total ($)	Cash Payments ($)(7)	Estimated Value of Continued Health Care Benefits and Outplacement Assistance ($)(5)	Estimated Value of Accelerated Stock Options and Restricted Stock Awards ($)(6)	Total ($)
John H. Johnson.	$3,200,000	$127,322	$1,182,188	$4,509,510	$4,000,000	$146,653	$1,182,188	$5,328,841
Gregory T. Schiffman	819,375	32,188	915,191	1,766,754	983,250	32,188	915,191	1,930,629
Mark W. Frohlich, M.D.	843,750	43,834	1,714,891	2,602,475	1,012,500	43,834	1,714,891	2,771,225
Christine Mikail	750,000	31,513	340,094	1,121,607	900,000	31,513	340,094	1,271,607
Richard J. Ranieri(8)	750,000	43,834	1,190,028	1,983,862	900,000	43,834	1,190,028	2,133,862
Mitchell H. Gold, M.D.(9)	2,355,000	42,421	4,114,326	6,511,747	—	—	—	—

(1)	All references to base salary and annual target bonus refer to the amounts described above under “Summary of Executive Employment Agreements and Compensatory Terms” as in effect as of December 31, 2012.

(2)	If we terminated the executive without cause, or the executive resigned for good reason as defined in his executive employment agreement, the executive would have been entitled to receive the compensation as shown in the table plus any accrued but not yet paid salary, and the cash value of accrued vacation benefits.

(3)	If we terminated the executive’s employment without cause, or if the executive resigned for good reason as defined in his executive employment agreement, in either case within twelve months following a change of control, then the executive would have been entitled to receive, in lieu of other termination compensation, the amounts listed as shown in the table, plus any accrued but not yet paid salary, and the cash value of accrued vacation benefits.

(4)	Cash payments to Mr. Johnson consist of a lump sum severance payment in an amount equal to 200% of his then current base salary and 200% of the target annual bonus payable for the then calendar year. Cash payments to Mr. Schiffman, Dr. Frohlich, Ms. Mikail, and Mr. Ranieri consist of a lump sum severance payment in an amount equal to 125% of their then current base salary and 125% of the amount of the target annual bonus payable for the then calendar year.

(5)	For Mr. Johnson, if we terminated the executive’s employment without cause, or if the executive resigned for good reason as defined in his executive employment agreement the estimated value of continued benefits and outplacement assistance provided consists of up to $50,000 for outplacement services, moving and other expenses, and continuation of all health and other insurance benefits in effect on the termination date for a period of up to 24 months. If we terminated Mr. Johnson’s employment following a change of control, the estimated value of continued benefits provided consists of continuation of all health and other insurance benefits in effect on the termination date for a period of up to 30 months. For Mr. Schiffman, Dr. Frohlich, Ms. Mikail, and Mr. Ranieri, the estimated value of continued benefits and outplacement assistance provided consists of up to $10,000 for outplacement services, moving and other expenses, and continuation of all health benefits in effect on the termination date for a period of up to 18 months.

(6)	For purposes of this calculation, with the exception of Dr. Gold, we used the closing price of our Common Stock on December 31, 2012, the last trading date of 2012, which was $5.29. The estimated value of accelerated vesting for outstanding stock options is zero as all option exercise prices exceeded the closing price of our Common Stock as of December 31, 2012. For Dr. Gold, we used the closing price of our Common Stock on the date of his termination, June 30, 2012, which was $7.40. The estimated value of accelerated vesting for Dr. Gold’s stock options was zero as all option exercise prices exceeded the closing price of our Common Stock on June 30, 2012.

(7)	Cash payments to Mr. Johnson consist of a lump sum severance payment in an amount equal to 250% of his then current base salary and 250% of the target annual bonus payable for the then calendar year. Cash payments to Mr. Schiffman, Dr. Frohlich, Ms. Mikail, and Mr. Ranieri consist of a lump sum severance payment in an amount equal to 150% of their then current base salary and 150% of the amount of the target annual bonus payable for the current calendar year.

(8)	Mr. Ranieri left his position as Executive Vice President, Human Resources in February 2013.

(9)	The financial information included in the table represents the actual severance benefits paid to Dr. Gold upon termination in 2012 and the estimated value of outplacement assistance and continuing health benefits which will be provided for up to 18 months after termination.

Potential Payments on Disability or Death

As of Year Ended December 31, 2012

	Disability(1)			Death(2)
Name of Executive Officer	Cash Payments ($)	Estimated Value of Accelerated Stock Options and Restricted Stock Awards ($)	Total ($)	Cash Payments ($)	Estimated Value of Accelerated Stock Options and Restricted Stock Awards ($)	Total ($)
John H. Johnson	$—	$1,182,188	$1,182,188	$400,000	$1,182,188	$1,582,180
Gregory T. Schiffman	218,500	915,191	1,133,691	218,500	915,191	1,133,691
Mark W. Frohlich, M.D.	225,000	1,714,891	1,939,891	225,000	1,714,891	1,939,891
Christine Mikail	200,000	340,094	540,094	200,000	340,094	540,094
Richard J. Ranieri	200,000	1,190,028	1,390,028	200,000	1,190,028	1,390,028

(1)	In the event the executive becomes physically or mentally disabled such that he is unable to perform his duties for a period of three consecutive months as determined by a medical professional, we may terminate the executive’s employment, unless otherwise prohibited by law. In the event of termination due to disability, for our Chief Executive Officer, we will fully accelerate vesting of any and all unvested stock options and restricted stock grants held by the executive and he shall be entitled to receive the cash value of accrued vacation benefits and any unpaid annual bonus with respect to the calendar year ended prior to the termination of the executive’s employment and a pro rata annual bonus for the year in which the termination of employment occurs. For named executive officers other than our Chief Executive Officer, we make a one-time cash lump sum payment equal to one-half of the executive’s base salary and we will fully accelerate vesting of any and all unvested stock options and restricted stock grants held by the executive. In addition, the executive shall be entitled to receive the cash value of accrued vacation benefits and any unpaid annual bonus with respect to the calendar year ended prior to the termination of the executive’s employment and a pro rata annual bonus for the year in which the termination of employment occurs.

(2)	An executive’s employment will terminate automatically upon death. We will continue to pay the executive’s base salary to his stated beneficiary until the earlier of six months from the termination date or the commencement of death benefits under any existing group life insurance plan of our Company, and we will fully accelerate vesting of any and all unvested stock options and restricted stock grants held by the executive. In addition, we will pay to his stated beneficiary the cash value of accrued vacation benefits and any unpaid annual bonus with respect to the calendar year ended prior to the termination of the executive’s employment and a pro rata annual bonus for the year in which the termination of employment occurs.

RELATED PARTY TRANSACTIONS

We have entered into indemnity agreements with our directors, executive officers and other members of senior management that provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings in which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and our Amended and Restated Bylaws.

As set forth in the Audit Committee Charter, unless submitted to another comparable independent body of the Board of Directors, as and to the extent required under applicable federal securities laws and related rules and regulations and/or NASDAQ listing standards, our Audit Committee is responsible for reviewing and approving, in advance, all related party transactions. Related parties include any of our directors or executive officers and their immediate family members as well as significant stockholders of the Company. To identify any related party transactions, each year we submit and require our directors and officers to complete Director and Officer Questionnaires identifying any transactions with us in which the executive officer or director or their family members has an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with our interests. In addition, our Corporate Governance Committee determines, on an annual basis, which members of our Board of Directors meet the definition of an independent director as defined in NASDAQ’s Marketplace Rules. Our Corporate Governance Committee reviews and discusses any relationships with directors that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. Finally, our Code of Business Conduct, available on our investor relations website, establishes the corporate standards of behavior for all our employees, officers, and directors.

EQUITY COMPENSATION PLAN INFORMATION

We have equity incentive awards outstanding under the Company’s 2000 Equity Incentive Plan (“2000 Plan”), 2002 Broad Based Equity Incentive Plan (the “2002 Plan”), the 2009 Equity Incentive Plan (the “2009 Plan”), and the 2012 Equity Incentive Inducement Award Plan (the “Inducement Award Plan”). In addition, our eligible employees participate in our Employee Stock Purchase Plan (the “ESPP”). The 2000 Plan and the 2002 Plan expired in February 2010 and February 2012, respectively, and the Inducement Award Plan was terminated in July 2012, however they still govern outstanding awards originally issued under the relevant plan. The following table provides information about the securities authorized for issuance under the 2000 Plan, the 2002 Plan, the 2009 Plan, the Inducement Award Plan and the ESPP as of March 15, 2013:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	9,063,316	(2)	$18.74	(3)	4,893,492
Equity compensation plans not approved by security holders(4)	802,390	(5)	$16.11	(6)	—
Total	9,865,706	(2)(5)	$18.31	(7)	4,893,492

(1)	These plans are our 2000 Plan and our 2009 Plan. The 2000 Plan expired on February 28, 2010 and the Company no longer grants shares from this plan.

(2)	Includes 5,889,373 shares of Common Stock issued as restricted stock awards under our plans approved by security holders. The remaining balance consists of shares of Common Stock issuable upon the exercise of outstanding stock options granted under our plans approved by security holders.

(3)	Includes information relating solely to options to purchase Common Stock under the 2000 Plan and the 2009 Plan.

(4)

These plans are our 2002 Plan and the Inducement Award Plan. Our 2002 Plan provided for the award of options, stock bonuses, and rights to acquire restricted stock. The stock options granted under the 2002 Plan were nonqualified options and expired no later than 10 years from the date of the grant. The exercise price for each option must not be less than 85% of the fair market value of the Common Stock on the date of the grant. Employees, officers, members of our Board of Directors and consultants were eligible to receive awards under the 2002 Plan. The 2002 Plan expired on February 26, 2012 and the Company no longer grants shares from this plan. On January 12, 2012, the Board of Directors approved the Inducement Award Plan for the purposes of granting equity awards to new employees as a material inducement to join Dendreon, and reserved 3,000,000 shares of Common Stock for issuance under the Inducement Award Plan. Newly hired employees, including newly hired Dendreon officers, were eligible to receive equity awards under the Inducement Award Plan as a material inducement to their joining Dendreon. The Inducement Award Plan permitted our compensation committee or a majority of the Board’s independent directors to grant equity-based compensation in the form of nonqualified stock options, stock appreciation rights, restricted stock or restricted stock units. Shares issued under the Inducement Award Plan may be shares of original issuance or treasury shares or a combination of both. Options granted under the Inducement Award Plan expire no later than 10 years from the date of grant. The option price must be at least 100% of the fair value on the date of grant. The options generally vest in increments over a period of four years from the grant date, with the first increment vesting after one year, with vesting subject to the employee’s continued employment with Dendreon. Options and restricted stock awards may be granted with different vesting terms, however they generally vest over a three or four year time period. The Inducement Award Plan was terminated as to future awards in July 2012.

(5)	Includes 178,131 shares of Common Stock issuable upon the vesting of restricted stock awards under our plans not approved by security holders. The remaining balance consists of shares of Common Stock issuable upon the exercise of outstanding stock options granted under our plans not approved by security holders.

(6)	Includes information relating solely to options to purchase Common Stock under the 2002 Plan and the Inducement Award Plan.

(7)	Includes information relating solely to options to purchase Common Stock under the 2000 Plan, the 2009 Plan, the 2002 Plan and the Inducement Award Plan. The average remaining contractual life of stock options from all plans is 6.9 years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of March 15, 2013, based on 157,756,536 shares outstanding as of that date, by (1) each person or group who is known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock, (2) executive officer named in the Summary Compensation Table under “Executive Compensation”, (3) each director of the Company, and (4) all of the Company’s directors and executive officers as a group.

	Beneficial Ownership
Name and Address(1)	Shares Beneficially Owned	Shares Acquirable Within 60 Days(2)	Total Beneficial Ownership	Percentage Beneficially Owned
Beneficial Owners of More Than 5% of our Common Stock
Deerfield Management, L.P.(3)	7,219,928	1,790,335	9,010,263	5.6%
780 Third Avenue, 37th Floor New York, NY 10017
BlackRock, Inc.(4)	8,747,484	—	8,747,484	5.5%
40 East 52nd Street New York, NY 10022
The Vanguard Group(5)	8,621,124	—	8,621,124	5.5%
100 Vanguard Blvd. Malvern, PA 19355
Named Executive Officers and Directors
John H. Johnson	1,123,194	187,553	1,310,747	*
Gregory T. Schiffman	546,153	79,840	625,993	*
Mitchell H. Gold, M.D.(6)	457,263	241,073	698,336	*
Mark W. Frohlich, M.D.	641,365	80,326	721,691	*
Christine Mikail	247,773	37,503	285,276	*
Richard J. Ranieri(7)	167,094	90,150	257,244	*
Susan B. Bayh	90,757	59,363	150,120	*
Gerardo Canet	74,757	14,192	88,949	*
Bogdan Dziurzynski, D.P.A	78,507	42,863	121,370	*
Dennis M. Fenton, Ph.D.	50,000	—	50,000	*
Pedro Granadillo	62,251	14,192	76,443	*
David C. Stump, M.D.	57,047	13,772	70,819	*
David L. Urdal, Ph.D.	619,750	86,348	706,098	*
Douglas G. Watson	79,757	6,692	86,449	*
All executive officers and directors as a group (16 persons)	2,132,005	202,355	2,334,360	1.5%

*	Less than 1%.

(1)	The information set forth in this table is based upon information supplied to the Company by the Company’s officers, directors and principal stockholders and Schedules 13D, 13F and 13G filed with the SEC. Except as otherwise indicated, and subject to applicable community property laws, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)	Reflects the number of shares that could be purchased by exercise of options vested at March 15, 2013 or within 60 days thereafter.

(3)	According to a Schedule 13G/A filed with the SEC on January 8, 2013, Deerfield Management L.P. beneficially owned 9,010,263 shares of our Common Stock, comprised of an aggregate of 7,219,928 shares of Common Stock and 1,790,335 shares of Common Stock underlying convertible bonds held by Deerfield Partners, L.P. and Deerfield International Master Fund, L.P., of which Deerfield Management, L.P. is the general partner.

(4)	According to a Schedule 13G filed with the SEC on January 31, 2013, BlackRock, Inc. beneficially owned 8,747,484 shares of our Common Stock.

(5)	According to a Schedule 13G filed with the SEC on February 12, 2013, The Vanguard Group beneficially owned 8,621,124 shares of our Common Stock.

(6)	Dr. Gold is a Named Executive Officer for 2012. Dr. Gold served as President and Chief Executive Officer until January 31, 2012, at which time he continued to serve on the Board and was appointed Executive Chairman until June 30, 2012. Dr. Gold resigned from the Board on February 22, 2013.

(7)	Mr. Ranieri, our former Executive Vice President, Human Resources, terminated his employment with the Company on February 15, 2013.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. The Company’s directors and executive officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all forms that each has filed pursuant to Section 16(a) of the Exchange Act.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company during 2012, SEC filings and certain written representations that no other reports were required during the fiscal year ended December 31, 2012, the Company’s executive officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.

PROPOSAL 2

APPROVAL OF THE ADOPTION OF THE 2013 EMPLOYEE STOCK PURCHASE PLAN

On December 14, 2012, the Board of Directors adopted the Dendreon Corporation 2013 Employee Stock Purchase Plan (the “Purchase Plan”), subject to stockholder approval.

The following summary of certain features of the Purchase Plan is not a complete description of all of the provisions of the Purchase Plan and is qualified in its entirety by reference to the full text of the Purchase Plan as proposed to be amended, which is set forth in Appendix A to this proxy statement.

The affirmative vote of a majority of the votes cast on this proposal is required to approve the adoption of the Purchase Plan. If you are a beneficial shareholder, your bank, broker or other agent may not vote your shares on this proposal absent instructions from you. Without your instructions, your shares will be not be voted on this matter and will not be counted in determining whether the requisite number of shares have been voted on this proposal.

No additional shares will be issued from the Company’s prior employee stock purchase plan, the 2000 Employee Stock Purchase Plan.

Material Features of the Purchase Plan

Purpose

The purpose of the Purchase Plan is to provide our employees with an opportunity to purchase shares of our Common Stock through payroll deductions. We intend that the Purchase Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the provisions of the Purchase Plan are to be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

Stock Subject to the Purchase Plan

We have reserved a total of 10,000,000 shares of our Common Stock for purchase by eligible employees under the Purchase Plan. Such shares of Common Stock may be newly issued shares or shares reacquired in private transactions or open market purchases.

Eligibility

All employees of the Company or an affiliate whose customary employment with the Company or an affiliate is at least 20 hours per week and at least five months per calendar year are eligible to participate in the Purchase Plan, except for persons who are deemed under Section 423(b)(3) of the Code, to own five percent (5%) or more of the voting stock of the Company. Officers of the Company are eligible to participate in the Purchase Plan, except that the Board may provide in any offering period that certain highly compensated employees within the meaning of the Code are ineligible to participate. At December 31, 2012, 1,107 persons would be eligible to participate in the Purchase Plan.

Participation

The Purchase Plan provides for a series of six-month offering periods commencing on January 1 and July 1 of each year, with the first offering period commencing on January 1, 2013. The Board may change the duration of the offering periods; provided, that such offering periods comply with the provisions of Section 423(b)(7) of the Code. Eligible employees may elect to become participants in the Purchase Plan by enrolling during specified enrollment periods. During each offering period, eligible employees who enroll in the Purchase Plan for the offering period are granted an option to purchase shares through the accumulation of payroll deductions of not less than 1% nor more than 15% of each participant’s compensation (up to a maximum of $25,000 per calendar year, based on the fair market value of the shares determined as of the first business day of each offering period). The number of shares to be purchased will be determined by dividing the participant’s balance in the Purchase Plan account on the last day of the offering period by the purchase price per share for the Common Stock. The purchase price per share will be the lesser of 85% of the fair market value of the Common Stock on the last day of the offering period or 85% of the fair market value on the first day of the offering period. If a fractional number of shares results, the number will be rounded down to the next whole number and the excess funds shall be carried forward to the next offering period. Unless a participant withdraws from the Purchase Plan, such participant’s option will be exercised automatically on the last day of the offering period. No interest shall accrue on a participant’s contributions under the Purchase Plan.

Valuation

The fair market value of our Common Stock on any relevant date under our Purchase Plan is the closing sale price of a share of our Common Stock on the NASDAQ Global Market on such date, or as otherwise determined by the plan administrator in its reasonable discretion. As of March 15, 2013, the closing price of our Common Stock on the NASDAQ Global Market was $5.41.

Withdrawal

An employee may withdraw all but not less than all the contributions credited to his or her account under the Purchase Plan at any time at least 15 days prior to the last day of the offering period. Upon termination of a participant’s continuous status as an employee prior to the last day of an offering period for any reason, including retirement or death, the contributions credited to such participant’s account will be returned to such participant or such participant’s beneficiary in the case of death. In the event a participant fails to remain employed for at least 20 hours per week during an offering period, such participant will be deemed to have withdrawn and the contributions credited to such participant’s account shall be returned to such participant. A participant’s withdrawal from any offering period will not have any effect upon his or her eligibility to participate in a succeeding offering period.

Administration; Amendment; Termination

The Compensation Committee or, if the Board so determines, the Board or another committee thereof shall supervise and administer the Purchase Plan. The Board or committee shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for administration of the Purchase Plan and not inconsistent with the Purchase Plan, to construe and interpret the Purchase Plan and to make all other determinations necessary or advisable for the administration of the Purchase Plan. The Board or a committee may at any time terminate or amend the Purchase Plan, except that no such termination may affect options previously granted, nor may an amendment make any change in any option granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code or any other applicable law or regulation, the Company must obtain stockholder approval as required.

Term of Purchase Plan

The Board adopted the Purchase Plan on December 14, 2012. The Purchase Plan became effective upon adoption by the Board and shall terminate ten years thereafter, subject to stockholder approval within twelve months of adoption, unless earlier terminated as provided above. No purchases of Common Stock pursuant to the Purchase Plan shall occur prior to stockholder approval.

Nontransferability

Neither contributions credited to a participant’s account nor any rights with respect to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will or the laws of descent and distribution. A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant’s account under the Purchase Plan in the event of such participant’s death subsequent to the end of an offering period, but prior to the delivery of such participant’s shares of Common Stock and cash. A participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account in the event of such participant’s death prior to the end of the offering period.

Adjustments upon Changes in Stock

If any change is made in the shares of Common Stock subject to the Purchase Plan or subject to any option granted under the Purchase Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or change in capital structure), appropriate adjustments shall be made by the Board or a committee thereof as to the maximum number of shares subject to the Purchase Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights. Any such determination made by the Board or a committee thereof shall be final, binding and conclusive upon each participant.

Federal Income Tax Considerations

The following is a description of certain U.S. Federal income tax consequences of the issuance and exercise of options to purchase shares under the Purchase Plan. The options granted under the Purchase Plan are intended to constitute qualified stock options in an “employee stock purchase plan” under Section 423 of the Code. No taxable income is realized by a participant at the time options are granted to participants under the Purchase Plan or at the time of purchase of shares pursuant to the Purchase Plan. Upon the death of a participant owning Purchase Plan shares or upon the disposition of shares two years or more after the date of the grant of the option to purchase such shares and at least one year after acquiring such shares (the “Required Holding Period”), the participant will recognize as ordinary compensation income an amount equal to the lesser of:

(i)	the excess of the fair value of the shares on the date of disposition or death over the amount paid for such shares, or

(ii)	the excess of the fair market value of the shares at the time the option was granted over the option exercise price.

The participant will also recognize a long-term capital gain or loss on a disposition of such shares equal to the difference between (x) the amount realized upon the sale of the shares and (y) the sum of the amount the participant paid for the shares plus the amount, if any, taxed to the participant as ordinary compensation income under clause (i) or (ii) above.

The Company will not be entitled to a deduction corresponding to the participant’s compensation income in the case of shares satisfying the Required Holding Period.

Upon disposition of the shares prior to the satisfaction of the Required Holding Period, the participant generally will then recognize compensation income, and the Company will have a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. The amount recognized as compensation income will be added to the basis of the shares for purposes of computing the participant capital gain at time of disposition.

New Plan Benefits Under the Purchase Plan

The total number of shares to be received by or allocated to eligible employees under the Purchase Plan cannot be determined at this time because the amount of contributions set aside to purchase shares of our Common Stock under the plan is within the discretion of each plan participant and the amount of shares which will be purchased is dependent on the fair market value of our Common Stock on various future dates. Non-employee directors are not eligible to participate in the Purchase Plan.

Stockholders are urged to read carefully the accompanying Appendix A, which sets forth the complete text of the Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE

2013 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 3

APPROVAL OF THE AMENDMENT TO THE RIGHTS AGREEMENT, DATED AS OF MAY 4, 2012, TO HELP PRESERVE UNDER SECTION 382 OF THE CODE, THE VALUE OF THE NET OPERATING LOSS CARRYOVERS AND OTHER DEFERRED TAX ASSETS OF THE COMPANY

The Board of Directors is asking you to approve the amendment, which was unanimously approved by the Board, dated May 4, 2012 of that certain Rights Agreement with Computershare Shareowner Services LLC (f/k/a Mellon Investor Services LLC) dated as of September 18, 2002 (the “Rights Agreement”). The amendment is intended to help preserve under Section 382 of the Code, the value of the net operating loss carryovers and other deferred tax assets of the Company. The amendment to the Rights Agreement is set forth in Appendix B to this proxy statement. In the event that the Company does not receive the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter, then the Company will promptly take action to repeal the Rights Agreement.

Background, Purpose and Summary of Amendment

As of December 31, 2012, the Company had unrestricted U.S. net operating losses, or NOLs, totaling approximately $1.55 billion. If these NOLs are affected by a change in ownership, remain unrestricted and our ability to use the NOL’s to offset future federal taxable incomes could be hindered and therefore could result in us paying up to approximately $543 million in incremental federal income taxes, based on current income tax rates and positive taxable income. In addition, our NOLs could deliver significant tax deductions to an acquirer of the Company, which may be reflected in the price that an acquirer would be willing to pay for the Company. Under U.S. tax law, the Company can carry over these NOLs as potential tax deductions until they expire. NOLs benefit the Company by offsetting U.S. federal taxable income dollar-for-dollar by the amount of the NOLs, thereby reducing or eliminating the Company’s U.S. federal corporate income tax (other than the U.S. federal alternative minimum tax) on such income. The benefit of the NOLs to the Company can be reduced or eliminated under Section 382 of the Code if the Company experiences an “ownership change,” as defined in Section 382 (“Section 382”) of the Code and described in more detail below. An ownership change can occur through one or more acquisitions of the Company’s stock, whether occurring contemporaneously or pursuant to a single plan, by which stockholders or groups of stockholders, each of whom owns or is deemed to own directly or indirectly at least 5% of the Company’s stock, increase their collective ownership in the Company by more than 50 percentage points over a rolling three-year period. Because the aggregate value of our outstanding Common Stock and the federal long-term tax-exempt interest rate fluctuate, we cannot predict with any accuracy the annual limitation upon the amount of our taxable income that could be offset by such NOLs were an “ownership change” to occur in the future, but such limitation could be material. An “ownership change” could substantially limit the value of our NOLs to the Company in the future, and could also substantially reduce the value of our NOLs to an acquirer if the Company is acquired.

To address this issue, the Board amended the Rights Agreement to reduce the likelihood of an unintended “ownership change” occurring as a result of ordinary buying and selling of the Company’s Common Stock. However, the Company currently does not have the ability to completely restrict transactions that could result in an ownership change. As a result, the Company may not have the ability to efficiently monitor the ownership levels of its stock and take timely and appropriate measures under its rights plan, or otherwise, to guard against an “ownership change”, as defined in Section 382 of the Code. The amendment modified the Rights Agreement to, among other things, reduce the threshold at which a person or group becomes an “Acquiring Person” under the Rights Agreement from 20% to 4.95% of the Company’s then-outstanding shares of Common Stock. The Rights Agreement, as amended, exempts any stockholder whose beneficial ownership as of May 7, 2012 was or exceeded 4.95% of the Company’s then-outstanding shares of Common Stock from becoming an “Acquiring Person” so long as any such stockholder does not acquire any additional shares of Common Stock. The rights issued pursuant to the Rights Agreement, as amended, will expire at the earlier of (i) May 3, 2015, (ii) the time at which the rights are redeemed, (iii) the time at which the rights are exchanged, (iv) the repeal of Section 382 of the Code if the Board of Directors determines the Rights Agreement, as amended, is no longer necessary for the preservation of the Company’s tax attributes or (v) the beginning of the taxable year of the Company to which the Board of Directors determines that none of the tax attributes being protected by the Rights Agreement may be carried forward. As of March 15, 2013, the Company does not believe that it has experienced an “ownership change”, but calculating whether an ownership change has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities. The transfer restrictions, if approved, will be included in the Rights Agreement.

In order to provide our stockholders with an opportunity to consider the amendment to the Rights Agreement, and in accordance with the policies of Institutional Shareholder Services, we committed at the time that we adopted the amendment to submit the amendment to our stockholders for approval at this year’s Annual Meeting of Stockholders, and to repeal the amendment if it is not approved by our stockholders. The Board believes that repealing the amendment to the Rights Agreement would be disadvantageous to our stockholders, because it would expose us to significantly greater risk that the value of our NOLs is materially reduced.

Indirect Anti-Takeover Effect

Our Board of Directors believes that attempting to safeguard our NOLs as described above is in the Company’s best interests. Nonetheless, the Rights Agreement, as amended, may have an “anti-takeover” effect because it restricts the ability of a third-party to acquire us on terms not approved by our Board of Directors and may have the effect of deterring hostile takeover attempts. The amendment restricts a third-party from accumulating 4.95% of our Common Stock or the ability of a third-party now owning 4.95% or more of our Common Stock from acquiring additional Common Stock.

This ownership limit could be viewed as discouraging or prohibiting accumulations of substantial blocks of shares of our Common Stock (for example, through a tender offer) for which stockholders might receive a premium above market value. The ownership limit may also be viewed as unfriendly to stockholders because it restricts certain stockholders’ ability to acquire additional Common Stock in excess of the specified limitations and could affect a stockholder’s ability to dispose of Common Stock.

However, our Board of Directors determined it advisable to take steps to preserve the availability of the Company’s NOLs and, in the Board’s opinion, the benefits of such NOLs outweighs the indirect anti-takeover effect of the Rights Agreement, as amended.

Stockholders are urged to read carefully the accompanying Appendix B, which sets forth the complete text of the amendment to the Rights Agreement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE RIGHTS AGREEMENT.

PROPOSAL 4

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors of the Company is committed to maintaining excellence in governance. Accordingly, the Board has determined to submit to the Company’s stockholders an advisory vote related to the Company’s executive compensation program. Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”), the stockholder vote on compensation of the Company’s named executive officers is an advisory vote only, and it is not binding on the Company or the Board. However, the Board values the opinions of the Company’s stockholders, and the Compensation Committee and the Board will consider the results of the vote when making future compensation decisions.

Stockholders are encouraged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses the Company’s compensation policies and procedures. As we describe in the Compensation Discussion and Analysis, our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. The Board believes this link between compensation and the achievement of our near-and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

The Compensation Committee and Board have evaluated and implemented these policies and procedures and believe they are effective in implementing the Company’s compensation philosophy. Therefore, the Board recommends that stockholders indicate their support for the Company’s compensation policies and procedures for its named executive officers, and the following resolution will be submitted for a non-binding advisory vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S–K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL,

ON AN ADVISORY BASIS, OF THE COMPENSATION OF

THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the current year and the Board is asking stockholders to ratify that selection. Although current laws, rules and regulations, as well as the Audit Committee Charter, require our independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Ernst & Young for ratification by stockholders as a matter of good corporate practice. If the stockholders do not ratify the selection of Ernst & Young as our independent registered public accounting firm, the Audit Committee will consider this vote in determining whether to continue the engagement of Ernst & Young.

Ernst & Young has audited our financial statements since 1994. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The affirmative vote of holders of a majority of the shares of Common Stock represented at the meeting is required to ratify the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION

OF THE SELECTION OF ERNST & YOUNG AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

INFORMATION REGARDING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees. During the fiscal years ended December 31, 2011 and 2012, the aggregate fees billed by Ernst & Young for the audit of our financial statements for such fiscal years, the reviews of our interim financial statements, Sarbanes-Oxley Section 404 attestation services and assistance with registration statements were $1,298,346 and $1,389,066, respectively.

Audit-Related Fees. During the fiscal years ended December 31, 2011 and 2012, the aggregate fees billed by Ernst & Young for audit-related services were $23,600 and $20,735, respectively, related to the performance of due diligence review which was beyond the fees disclosed under “Audit Fees” above.

Tax Fees. During the fiscal years ended December 31, 2011 and 2012, the aggregate fees billed by Ernst & Young for tax services were $640,341 and $192,247, respectively, which included preparation of federal and state income tax returns, and state, local and international tax planning.

All Other Fees. During the fiscal years ended December 31, 2011 and 2012, all other fees billed by Ernst & Young were $2,525 and $1,995, respectively. These fees were principally related to a subscription for an online financial reporting and accounting research tool.

The Audit Committee has determined that the rendering of non-audit services by Ernst & Young is compatible with maintaining its independence.

Audit Committee Pre-Approval Policy. All services to be performed by Ernst & Young for us must be pre-approved by the Audit Committee. Pre-approval is granted usually at regularly scheduled meetings of the Audit Committee. If unanticipated items arise between meetings of the Audit Committee, the Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve services involving fees of up to $15,000, in which case the Chair communicates such pre-approval to the full Audit Committee at its next meeting. All other services must be approved in advance by the full Audit Committee. During 2011 and 2012, all services billed by Ernst & Young were pre-approved by the Audit Committee in accordance with this policy.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee represents and assists the Board of Directors in its oversight of the integrity of Dendreon’s financial reporting, the independence, qualifications, and performance of Dendreon’s independent registered public accounting firm and Dendreon’s compliance with legal and regulatory requirements. During 2012, the Audit Committee consisted of Messrs. Watson (Chair), Canet and Granadillo and Dr. Fenton, each being an independent director under the rules of the NASDAQ Stock Market and, in accordance with SEC and NASDAQ requirements, each meets additional independence standards applicable to audit committee members. Each of Messrs. Watson, Canet, and Granadillo and Dr. Fenton qualified as an “audit committee financial expert” within the meaning of that term as defined by the SEC pursuant to Item 407(d)(5) of Regulation S-K.

Management is responsible for our internal controls and the financial reporting process. The Audit Committee is directly responsible for the compensation, appointment and oversight of Dendreon’s independent registered public accounting firm. Our independent registered public accounting firm reports directly to the Audit Committee. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee also meets privately in separate executive sessions periodically with management and the independent registered public accounting firm.

In this context, the Audit Committee has met and held discussions with management and our independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the Audit Committee’s review of our audited financial statements and its discussion with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Board of Directors and stockholders, the Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

From the members of the Audit Committee of the Board of Directors,

Douglas B. Watson (Chair)

Gerardo Canet

Dennis M. Fenton

Pedro Granadillo

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Christine Mikail

Secretary

April 2, 2013

YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE, BY PROXY VIA TELEPHONE, INTERNET OR, IF YOU RECEIVE A PAPER PROXY CARD IN THE MAIL, BY MAIL IN ACCORDANCE WITH THE VOTING INSTRUCTIONS ON YOUR PROXY CARD. IF YOU VOTE BY MAIL, YOU SHOULD MARK, SIGN AND DATE THE PROXY CARD AS PROMPTLY AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD.

APPENDIX A

DENDREON CORPORATION

2013 EMPLOYEE STOCK PURCHASE PLAN

The purpose of this Plan is to provide eligible employees of Dendreon Corporation (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, $0.001 par value (the “Common Stock”), commencing on January 1, 2013. Ten Million (10,000,000) shares of Common Stock in the aggregate have been approved for this purpose, subject to any adjustment pursuant to Section 15 hereof. This Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder, and shall be interpreted consistent therewith.

1. Administration. The Plan will be administered by the Company’s Board of Directors (the “Board”) or by a Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2. Eligibility. All employees of the Company and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

(a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

(b) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

No employee may be granted an Option hereunder if such employee, immediately after the Option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock that the employee has a contractual right to purchase shall be treated as stock owned by the employee.

The Company retains the discretion to determine which eligible employees may participate in an offering pursuant to and consistent with Treasury Regulation Sections 1.423-2(e) and (f).

3. Offerings. The Company will make one or more offerings (“Offerings”) to employees to purchase stock under this Plan. Offerings will begin each January 1 and July 1, or the first business day thereafter (the “Offering Commencement Dates”). Each Offering Commencement Date will begin a six month period (a “Plan Period”) during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings and/or choose a different commencement date for Offerings under the Plan. Notwithstanding anything herein to the contrary, if the Company’s stockholders do not approve the Plan at the Company’s 2013 annual meeting of stockholders, then any payroll deductions that have occurred between January 1, 2013 and the date of such meeting shall be returned to the Participants, without interest, as soon as practicable following such meeting.

4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding either a written or electronic payroll deduction authorization form, in such form as the Company provides, to the employee’s appropriate payroll or human resources office, as the Company specifies, at least ten days prior to the applicable Offering Commencement Date, or such lesser number of days as the Company shall provide for a particular Offering. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, including all salary, wages, overtime, shift premium, incentive or bonus awards, sales commissions, excluding value or cost of employee benefits provided by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, allowances and reimbursements for expenses such as relocation allowances for travel expenses, gift certificates, severance, car allowances, transportation incentives, income or gains associated with the grant or vesting of restricted stock, income or gains on the grant or exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown or separately identified on the employee’s Federal Income Tax Withholding Statement.

5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 15% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. The Board or the Committee may, at its discretion, designate a lower maximum contribution rate.

6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing either a written or electronic new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7. Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such rate as it may from time to time determine.

8. Withdrawal of Funds. An employee may at any time at least ten days prior to the last business day in a Plan Period, or such lesser number of days as the Company shall provide for a particular Offering, and for any reason permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period during which the employee withdrew his or her balance. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

9. Purchase of Shares.

(a) Number of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (an “Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”) at the applicable purchase price (the “Option Price”) up to a whole number of shares of Common Stock equal to the lesser of (i) 10,000 shares of Common Stock, (ii) the number of shares of Common Stock determined by dividing $25,000 by the closing price (as determined below) of the Common Stock on the Offering Commencement Date (provided that such $25,000 shall be reduced by the product of (x) the closing price of the Common Stock on the Offering Commencement Date of any prior offering in the same calendar year and (y) the number of shares of Common Stock purchased by the participant in such offering), and (iii) the number of shares of Common Stock that can be purchased by the participant with payroll deductions accumulated during such Plan Period; provided, however, that, in each case of clauses (i) through (iii), no employee may be granted an Option which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the date such Option is granted) for each calendar year in which the Option is outstanding at any time.

(b) Option Price. The Board or the Committee shall determine the Option Price for each Plan Period, including whether such Option Price shall be determined based on the lesser of the closing price of the Common Stock on (i) the first business day of the Plan Period or (ii) the Exercise Date, or shall be based solely on the closing price of the Common Stock on the Exercise Date; provided, however, that such Option Price shall be at least 85% of the applicable closing price. In the absence of a determination by the Board or the Committee, the Option Price will be 85% of the lesser of the closing price of the Common Stock on (i) the first business day of the Plan Period and (ii) the Exercise Date. The closing price shall be (a) the closing price (for the primary trading session)

on any national securities exchange on which the Common Stock is listed or (b) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal or another source selected by the Board or the Committee. If no sales of Common Stock were made on such a day, the price of the Common Stock shall be the reported price for the next preceding day on which sales were made.

(c) Exercise of Option. Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of whole shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum numbers determined in the manner set forth above.

(d) Return of Unused Payroll Deductions. Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance that is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee’s account shall be refunded.

10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank, or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

11. Rights on Retirement, Death or Termination of Employment. If a participating employee’s employment ends before the last business day of a Plan Period, no payroll deduction shall be taken from any pay then due and owing to the employee and the balance in the employee’s account shall be paid to the employee. In the event of the employee’s death before the last business day of a Plan Period, the Company shall, upon notification of such death, pay the balance of the employee’s account (a) to the executor or administrator of the employee’s estate or (b) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, before the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed ceases to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his or her pay shall make such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until he or she has purchased and received such shares.

13. Options Not Transferable. Options under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15. Adjustment for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the share limitations set forth in Section 9, and (iii) the Option Price shall be equitably adjusted to the extent determined by the Board or the Committee.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Options. In connection with a Reorganization Event, the Board or the Committee may take any one or more of the following actions as to outstanding Options on such terms as the Board or the Committee determines: (i) provide that Options shall be assumed, or substantially equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to employees, provide that all outstanding Options will be terminated immediately prior to the consummation of such Reorganization Event and that all such outstanding Options will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Board or the Committee in such notice, which date shall not be less than ten (10) days preceding the effective date of the Reorganization Event, (iii) upon written notice to employees, provide that all outstanding Options will be cancelled as of a date prior to the effective date of the Reorganization Event and that all accumulated payroll deductions will be returned to participating employees on such date, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), change the last day of the Plan Period to be the date of the consummation of the Reorganization Event and make or provide for a cash payment to each employee equal to (A) (i) the Acquisition Price times (ii) the number of shares of Common Stock that the employee’s accumulated payroll deductions as of immediately prior to the Reorganization Event could purchase at the Option Price, where the Acquisition Price is treated as the fair market value of the Common Stock on the last day of the applicable Plan Period for purposes of determining the Option Price under Section 9(b) hereof, and where the number of shares that could be purchased is subject to the limitations set forth in Section 9(a), minus (B) the result of multiplying such number of shares by such Option Price, (v) provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds (net of the Option Price thereof) and (vi) any combination of the foregoing.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determines to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

16. Amendment of the Plan. The Board may at any time, and from time to time, amend or suspend this Plan or any portion thereof, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made that would cause the Plan to fail to comply with Section 423 of the Code.

17. Insufficient Shares. If the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro-rata basis.

18. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

19. Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

20. Governing Law. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

21. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

22. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

23. Grants to Employees in Foreign Jurisdictions. The Company may, to comply with the laws of a foreign jurisdiction, grant Options to employees of the Company or a Designated Subsidiary who are citizens or residents of such foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) with terms that are less favorable (but not more favorable) than the terms of Options granted under the Plan to employees of the Company or a Designated Subsidiary who are resident in the United States. Notwithstanding the preceding provisions of this Plan, employees of the Company or a Designated Subsidiary who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from eligibility under the Plan if (a) the grant of an Option under the Plan to a citizen or resident of the foreign jurisdiction is prohibited under the laws of such jurisdiction or (b) compliance with the laws of the foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code. The Company may add one or more appendices to this Plan describing the operation of the Plan in those foreign jurisdictions in which employees are excluded from participation or granted less favorable Options.

24. Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan with respect to one or more Designated Subsidiaries, provided that such sub-plan complies with Section 423 of the Code.

25. Withholding. If applicable tax laws impose a tax withholding obligation, each affected employee shall, no later than the date of the event creating the tax liability, make provision satisfactory to the Board for payment of any taxes required by law to be withheld in connection with any transaction related to Options granted to or shares acquired by such employee pursuant to the Plan. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to an employee.

26. Effective Date and Approval of Shareholders. The Plan shall take effect on January 1, 2013 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

APPENDIX B

AMENDMENT NO. 1 TO

RIGHTS AGREEMENT

This AMENDMENT NO. 1 to RIGHTS AGREEMENT, dated as of May 4, 2012 (this “Amendment”), amends that certain Rights Agreement, dated as of September 18, 2002, between Dendreon Corporation, a Delaware corporation (the “Company”), and Computershare Shareowner Services LLC (f/k/a Mellon Investor Services LLC), a New Jersey limited liability company, as Rights Agent (the “Rights Agent”).

RECITALS

WHEREAS, the Board of Directors of the Company authorized and declared a dividend of one preferred share purchase right (each, a “Right”) for each share of common stock, par value $.001 per share, of the Company, outstanding on October 2, 2002, and authorized the issuance of one Right with respect to each such share that has become outstanding since October 2, 2002, each Right representing the right to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.001 per share, of the Company;

WHEREAS, the Company has generated substantial net operating loss carryforwards for United States federal income tax purposes, and such net operating loss carryforwards may potentially provide significant tax benefits to the Company;

WHEREAS, the Company desires to avoid an “ownership change” as contemplated by Section 382 of the Internal Revenue Code, as amended, and the Treasury Regulations promulgated thereunder, which could detrimentally impact the ability of the Company to realize tax benefits associated with the net operating loss carryforwards;

WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company may from time to time supplement or amend the Rights Agreement without the approval of any holders of the Rights, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; and

WHEREAS, the Company has determined, and has so directed the Rights Agent, to amend the Rights Agreement as set forth herein pursuant to Section 27 of the Rights Agreement.

NOW, THEREFORE, in consideration of premises and the mutual agreements herein set forth, the parties hereto agree as follows:

1. Section 1 of the Rights Agreement is deleted in its entirety and restated to read as follows:

“SECTION 1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the meaning indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is at any time from and after the Effective Time the Beneficial Owner of 4.95% or more of the Common Shares then outstanding; provided, however, that (x) in determining whether a Person is an “Acquiring Person”, any Common Shares acquired in an Exempt Transaction shall not be included as beneficially owned by such Person and (y) the term “Acquiring Person” shall not include any Grandfathered Person, unless such Grandfathered Person becomes the Beneficial Owner of a percentage of Common Shares then outstanding equal to or exceeding such Grandfathered Person’s Grandfathered Percentage. Notwithstanding the foregoing, (i) the term Acquiring Person shall not include (A) the Company, (B) any Subsidiary (as such term is hereinafter defined) of the Company, (C) any employee benefit or compensation plan of the Company or any Subsidiary of the Company, or (D) any entity holding Common Shares for or pursuant to the terms of any employee benefit or compensation plan of the Company or any Subsidiary of the Company, and (ii) no Person shall become an “Acquiring Person” either:

(A) as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 4.95% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the Common Shares then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.95% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the Common Shares then outstanding by reason of share purchases by the Company and shall, following written notice from, or public disclosure by the Company of such share purchases by the Company, then become the Beneficial Owner of any additional Common Shares without the prior consent of the Company and shall then Beneficially Own more than 4.95% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person,” or

(B) as the result of the acquisition of Common Shares directly from the Company, provided however that if a Person shall become the Beneficial Owner of 4.95% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the Common Shares then outstanding by reason of share purchases directly from the Company and shall, after that date, become Beneficial Owner of any additional Common Shares without the prior written consent of the Company and shall then Beneficially Own more than 4.95% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person”, or

(C) if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently (including, without limitation, because (1) such Person was unaware that it beneficially owned a percentage of Common Shares that would otherwise cause such Person to be an “Acquiring Person” or (2) such Person was aware that it was the Beneficial Owner of 4.95% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the Common Shares outstanding but had no actual knowledge of the consequences of being such a Beneficial Owner under this Agreement) and without any plan or intention of obtaining, changing or influencing control of the Company, such inadvertent acquisition did not result in the loss or impairment of Tax Attributes, and such Person promptly enters into an irrevocable written commitment in favor of the Company to divest, and thereafter divests (without retaining any power, including voting with respect to such Common Shares), as promptly as practicable (as determined in good faith by the Board of Directors), following receipt of written notice from the Company of such event, of Beneficial Ownership of a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement; provided, however, that if such Person shall again become the Beneficial Owner of 4.95% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the Common Shares then outstanding, such Person shall be deemed an “Acquiring Person,” subject to the exceptions set forth in this Section 1(a).

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations (the “Rules”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement, and, to the extent not included within the foregoing, shall also include with respect to any Person, any other Persons whose Common Shares would be deemed constructively owned by such first Person or whose Common Shares otherwise would be aggregated with Common Shares owned by such first Person pursuant to the provisions of Section 382; provided that no Person who is a director or officer of the Company shall be deemed an Affiliate or an Associate of any other director or officer of the Company solely as a result of his her or position as director or officer of the Company.

(c) A Person shall be deemed the “Beneficial Owner” or to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, beneficially owns (as determined pursuant to Rule 13d-3 of the Rules under the Exchange Act, as in effect on the date of this Agreement); provided that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Shares except to the extent that upon the acquisition or transfer of such rights, options or warrants, such rights, options or warrants would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has:

(A) the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly, whether such right is exercisable or is required to be exercised immediately or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise, or whether within the control of such Person) pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), including, without limitation, for the avoidance of doubt, through any agreement to enter into an agreement that would permit a Person to purchase or otherwise acquire such securities, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise and including any securities represented by “when-issued” trading thereof; provided that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Shares except to the extent that upon the acquisition or transfer of such rights, options or warrants, such rights, options or warrants would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations; provided, further, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” or have “Beneficial Ownership” of, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) securities issuable upon exercise of Rights at any time prior to the occurrence of an event described in Section 11(a)(ii) or any event described in clause (x), (y) or (z) of the first sentence of Section 13; or (3) securities issuable upon exercise of Rights from and after the occurrence of an event described in Section 11(a)(ii) or any event described in clause (x), (y) or (z) of the first sentence of Section 13, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Sections 3(a), 11(i) or 22; or

(B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Person as an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations; provided that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” or have “Beneficial Ownership” of, any security under this clause (B) if (1) the agreement, arrangement or understanding to vote such security (i) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to a written proxy or consent solicitation statement filed with the Securities and Exchange Commission, in accordance with the Rules under the Exchange Act and (ii) is not also reportable by such Person on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (2) if such “Beneficial Ownership” arises solely as a result of such Person’s status as a “clearing agency” as defined in the Exchange Act; or

(C) the right to dispose of, pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary arrangements with and between underwriters and selling group members with respect to a bona fide public offering of securities), but only if the effect of such agreement, arrangement or understanding is to treat such Person as an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations;

(iii) which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as provided in clause (B) of Section 1(c)(ii)) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Person as an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations; or

(iv) which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382;

provided that (1) no Person engaged in business as an underwriter of securities shall be deemed the Beneficial Owner of any securities acquired through such Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and (2) no Person who is a director or an officer of the Company shall be deemed, as a result of his or her position as director or officer of the Company, the Beneficial Owner of any securities of the Company that are Beneficially Owned by any other director or officer of the Company.

For all purposes of this Agreement, any calculation of the number of Common Shares, which, for purposes of this paragraph, shall include any other interest that would be treated as “stock” of the Company for purposes of Section 382, including but not limited to pursuant to Treasury Regulation Section 1.382-2T(f)(18), outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382.

(d) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Washington or the State of New Jersey (or such other state in which the principal office of the Rights Agent is located), are authorized or obligated by law or executive order to close.

(e) “Close of Business” on any given date shall mean 5:00 p.m., Pacific Time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Pacific Time, on the next succeeding Business Day.

(f) “Code” shall mean Internal Revenue Code of 1986, as amended.

(g) “Common Shares” shall mean the shares of common stock, par value $.001 per share, of the Company or any other shares of capital stock of the Company in to which such stock shall be reclassified or changes, and any other interest that would be treated as “stock” of the Company for purposes of Section 382 (including but not limited to pursuant to Treasury Regulation Section 1.382-2T(f)(18)) in this Section 1 and all other provisions of this Agreement in which such meaning is necessary in order to ensure that this Agreement is effective in carrying out its stated purpose and intent of preserving the Company’s Tax Attributes; provided, however, that, “Common Shares,” when used in this Agreement in connection with a specific reference to any Person other than the Company, shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(h) “Distribution Date” shall have the meaning set forth in Section 3 hereof.

(i) “Effective Time” shall mean the initial public announcement of this Amendment.

(j) “Exempt Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion, is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors prior to the date of such transaction or within ten Business Days after such transaction, including, without limitation, if the Board of Directors determines that (i) neither the beneficial ownership of Common Shares by any Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the Tax Attributes or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption under this definition, the Board of Directors may require any Person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject to such conditions as the Board of Directors may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

(k) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(l) “Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, the percentage of the outstanding Common Shares of the Company that such Grandfathered Person, together with all Affiliates and Associates of such Grandfathered Person, Beneficially Owns as of the Effective Time; provided that, in the event any Grandfathered Person shall sell, transfer, or otherwise dispose of any outstanding Common Shares of the Company after the Effective Time, the Grandfathered Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Grandfathered Person, the lesser of (i) the Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition or (ii) the percentage of outstanding Common Shares of the Company that such Grandfathered Person Beneficially Owns immediately following such sale, transfer or disposition.

(m) “Grandfathered Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is, as of the Effective Time, the Beneficial Owner of 4.95% or more of the Common Shares of the Company then outstanding. Notwithstanding anything to the contrary provided in this Agreement, any Grandfathered Person who after the Effective Time becomes the Beneficial Owner of less than 4.95% of the Common Shares of the Company then outstanding shall cease to be a Grandfathered Person and shall be subject to all of the provisions of this Agreement in the same manner as any Person who is not and was not a Grandfathered Person.

(n) “Interested Stockholder” shall mean any Acquiring Person or any Affiliate or Associate of an Acquiring Person or any other Person in which any such Acquiring Person, Affiliate or Associate has an interest, or any other Person acting directly or indirectly on behalf of or in concert with any such Acquiring Person, Affiliate or Associate.

(o) “Person” shall mean (i) any individual, firm, corporation, limited liability company, partnership, association, trust or any other entity, and shall include any successor (by merger or otherwise) of such entity or (b) group of Persons making a “coordinated purchase” of Common Shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor by merger or otherwise of such individual entity, as well as any group under Rule 13d-5(b)(1) under the Exchange Act but shall not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

(p) “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $.001 per share, of the Company having the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions set forth in the Certificate of Designation filed with the Delaware Secretary of State on September 23, 2002, as amended from time to time.

(q) “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(r) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(s) “Section 382” shall mean Section 382 of the Code, or any successor provision or replacement provision.

(t) “Shares Acquisition Date” shall mean the first date of public announcement by the Company that an Acquiring Person exists, or by an Acquiring Person that such Person has become an Acquiring Person; provided, however that, if such Person is determined not to have become an Acquiring Person pursuant to clause (C) of Subsection 1(a)(ii) hereof, then no Shares Acquisition Date shall be deemed to have occurred.

(u) “Subsidiary” of any Person shall mean any Person or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(v) “Tax Attributes” shall mean the net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, and any other tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company and its Subsidiaries.

(w) “Treasury Regulations” shall mean final, temporary and proposed tax regulations promulgated under the Code, including any amendments thereto.

(x) “Trust” and “Trust Agreement” shall have the meanings set forth in Section 24(c) hereof.

2. Section 3(a) of the Rights Agreement is deleted in its entirety and restated to read as follows:

“(a) Until the earlier of the Close of Business on (i) the tenth Business Day (or such later date as may be determined by action of the Board of Directors) after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors) after the date of the commencement (determined in accordance with Rule 14d-2 under the Exchange Act) by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer (which intention to commence remains in effect for five Business Days after such announcement), the consummation of which would result in any Person becoming an Acquiring Person (including any such date which is after the date of this Agreement and prior to the issuance of the Rights, the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the Rights (and the right to receive Right Certificates therefor) will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with a list of all the record holders and of Common Shares and all other necessary information and documents, send at the expense of the Company) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held, subject to the adjustment provisions of Section 11 of this Agreement. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall as promptly as practicable notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice has been received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.”

3. Section 6 of the Rights Agreement is deleted in its entirety and restated to read as follows:

“SECTION 6. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHTS CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS CERTIFICATES. Subject to the provisions of Section 11(a)(ii), Section 14 and Section 24 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at an office or agency designated for such purpose by the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have properly completed and duly executed, with signature guaranteed, the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 11(a)(ii), Section 14 and Section 24 hereof, countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Right Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice. The Rights Agent shall have no duty or obligation under any section of this Agreement which requires the payment by a Rights holder of applicable taxes and charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s or the Rights Agent’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue, execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Notwithstanding any other provisions hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.”

4. Section 7(a) of the Rights Agreement is deleted in its entirety and restated to read as follows:

“(a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed, with signature guaranteed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share (or such other number of shares or other securities) as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on May 3, 2015 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the repeal of Section 382 if the Board of Directors determines that this Agreement is no longer necessary for the preservation of Tax Attributes or (v) the beginning of the taxable year of the Company to which the Board of Directors determines that no Tax Attributes may be carried forward.”

5. Section 7(c) of the Rights Agreement is deleted in its entirety and restated to read as follows:

“(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, with signature guaranteed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by cash or certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent for the Preferred Shares certificates (or make available, if the Rights Agent is the transfer agent) for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the Preferred Shares issuable upon exercise of the Rights hereunder into a depository, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts (or confirmation or written notice that an entry has been made in the bookentry account system of the transfer agent), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue securities of the Company other than Preferred Shares (including Common Shares) of the Company pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.”

6. Section 11(a)(ii) of the Rights Agreement is deleted in its entirety and restated to read as follows:

“(ii) Subject to Section 24 hereof and the provisions of the next paragraph of this Section 11(a)(ii), in the event any Person shall become an Acquiring Person, each holder of a Right shall have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares (determined pursuant to Section 11(d) hereof) on the date such Person became an Acquiring Person; provided, however, that upon the consummation of any transaction subject to the provisions of Section 13(a) hereof, then only the provisions of Section 13 hereof shall apply and the provisions of this Section 11(a)(ii) shall be of no further force or effect.

Notwithstanding anything in this Agreement to the contrary, from and after the time any Person becomes an Acquiring Person, any Rights beneficially owned by (i) such Acquiring Person or an Associate or Affiliate of such Acquiring Person, (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person became such, or (iii) a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person’s becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 11(a)(ii), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 11(a)(ii) applies and shall use all reasonable efforts to insure that the provisions of this Section 11(a)(ii) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. No Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be null and void pursuant to the second preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be null and void pursuant to the second preceding sentence shall be canceled.

In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.”

7. Section 13(a) of the Rights Agreement is deleted in its entirety and restated to read as follows:

“(a) In the event that, following the Shares Acquisition Date, directly or indirectly (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which does not violate Section 11(n) hereof), (y) any other Person (other than a Subsidiary of the Company in a transaction which does not violate Section 11(n) hereof) shall consolidate with the Company, or merge with and into the Company, and the Company shall be the continuing or surviving corporation of such merger (other than, in the case of either transaction described in (x) or (y), a merger or consolidation which would result in all of the voting power represented by the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting power represented by the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person, (other than the Company or any Subsidiary of the Company in one or more transactions each of which individually and the aggregate does not violate Section 11(n) hereof) then, and in each such case, proper provision shall be made so that (i) each holder of a Right, subject to Section 11(a)(ii) hereof, shall have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of freely tradeable Common Shares of the Principal Party (as such term is hereinafter defined), free and clear of liens, rights of call or first refusal, encumbrances or other adverse claims, as shall be equal to the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) hereof) and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.”

8. A new Section 14(e) shall be added to the Rights Agreement as follows:

“(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.”

9. Section 16 of the Rights Agreement is deleted in its entirety and restated to read as follows:

“SECTION 16. AGREEMENT OF RIGHTS HOLDERS. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Right Certificates are transferable (subject to the provisions of this Agreement) only on the registry books of the Rights Agent if surrendered at an office or agency designated for such purpose by the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory, or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.”

10. Section 18 of the Rights Agreement is deleted in its entirety and restated to read as follows:

“SECTION 18. CONCERNING THE RIGHTS AGENT. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its rights and duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement (provided, however, that the Company shall not be responsible for any settlement entered into without its prior written consent, which shall not be unreasonably withheld), cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, nonappealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including without limitation the costs and expenses of defending against any claim of liability in the premises. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation or removal of the Rights Agent.

The Rights Agent shall be authorized to rely conclusively on, shall protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Rights Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.”

11. Section 19 of the Rights Agreement is deleted in its entirety and restated to read as follows:

“SECTION 19. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.”

12. The introductory paragraph of Section 20 of the Rights Agreement is deleted in its entirety and restated to read as follows:

“SECTION 20. DUTIES OF THE RIGHTS AGENT. The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement (and no implied duties or obligations), upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:”

13. Section 20(g) of the Rights Agreement is deleted in its entirety and restated to read as follows:

“(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith on the part of the Rights Agent (which must be determined by a final, nonappealable order, judgment, decree or ruling of a court of competent jurisdiction) in accordance with the advice or instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent pursuant to this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking or omitting any such action, the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.”

14. A new Section 20(l) shall be added to the Rights Agreement as follows:

“(l) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.”

15. Section 23(b) of the Rights Agreement is deleted in its entirety and restated to read as follows:

“(b) The Board of Directors may, at its option, at any time prior to the earlier of (A) the tenth Business Day (or such later date as may be determined by action of the Board of Directors) after such time as any Person becomes an Acquiring Person, or (B) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the

Redemption Price in Common Shares (based on the “current per share market price,” as such term is defined in Section 11(d) hereof, of the Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable pursuant to Section 11(a)(ii) hereof prior to the expiration or termination of the Company’s right of redemption under this Section 23(b).”

16. Section 24 of the Rights Agreement is deleted in its entirety and restated to read as follows:

“SECTION 24. EXCHANGE.

(a) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which (i) shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof, and (ii) shall include, without limitation, any Rights issued after the Distribution Date) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

(b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 24(a) hereof, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio; provided, that the holder of a Right exchanged pursuant to this Section 24 shall continue to have the right to purchase securities or other property of the Principal Party following the occurrence of an event described in the first sentence of Section 13(a) hereof that has occurred or may thereafter occur. The Company shall promptly give public notice (with prompt written notice thereof to the Rights Agent) of any such exchange; provided, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or equivalent preferred shares) for Common Shares exchangeable for Rights, at the initial rate of one one-hundredth of a Preferred Share (or equivalent preferred shares) for each Common Share, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Shares pursuant to the terms thereof, so that the fraction of a Preferred Share delivered in lieu of each Common Share shall have the same voting rights as one Common Share.

(d) Following the action of the Board of Directors ordering the exchange of any Rights pursuant to this Section 24, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that Common Shares (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 11(a)(ii) hereof. Before effecting an exchange pursuant to this Section 24, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or a portion (as designated by the Board of Directors) of Common Shares (or other securities) issuable pursuant to the exchange, and all holders of Rights entitled to receive such shares or securities pursuant to the exchange shall be entitled to receive such shares or securities (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering Common Shares (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 11(a)(ii) hereof and not transferable or exercisable or exchangeable in connection herewith. Any Common Shares or other securities issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid and nonassessable Common Shares or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

(e) In the event that there shall not be sufficient Common Shares or Preferred Shares (or equivalent preferred shares) issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares or Preferred Shares (or equivalent preferred shares) for issuance upon exchange of the Rights.

(f) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this subsection (e), the current market value of a whole Common Share shall be the closing price per Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.”

17. Section 26 of the Rights Agreement is deleted in its entirety and restated to read as follows:

“SECTION 26. NOTICES. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if in writing and sent by overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Dendreon Corporation

1301 2nd Avenue, Suite 3200

Seattle, Washington 98101

Attn: Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Shareowner Services LLC

520 Pike Street, Suite 1220

Seattle, WA 98101

Attn: Relationship Manager

with a copy to:

Computershare Shareowner Services LLC

480 Washington Boulevard

Jersey City, New Jersey 07310

Attention: Legal Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.”

18. Section 31 of the Rights Agreement is deleted in its entirety and restated to read as follows:

“SECTION 31. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, provided, that if any such invalid, void or unenforceable term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.”

19. A new Section 35 shall be added to the Rights Agreement as follows:

“SECTION 35. FORCE MAJEURE. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.”

20. A new Section 36 shall be added to the Rights Agreement as follows:

“SECTION 36. USA PATRIOT ACT. Each Person that is a party hereto acknowledges that the Rights Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify each such person or entity. Accordingly, prior to accepting an appointment hereunder, the Rights Agent may request information from any such person or entity that will help the Rights Agent to identify such person or entity, including, without limitation, as applicable, such person or entity’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Rights Agent deems necessary. Each Person that is a party hereto acknowledges that the Rights Agent cannot accept an appointment hereunder unless and until the Rights Agent verifies each such person or entity’s identity in accordance with the Customer Identification Program requirements.”

21. Exhibit B of the Rights Agreement is hereby deleted in its entirety and amended and restated as set forth in Annex A hereto.

22. Any legends required under the Rights Agreement need only be in substantially similar form to that set forth in the Rights Agreement and only to the extent the Rights Agent has knowledge thereof and sufficient information with respect thereto.

23. Any reference in the Rights Agreement to countersignature by the Rights Agent may be done by manual or facsimile signature.

24. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely within the State of Delaware.

25. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

26. If any term, provision, covenant or restriction of the Rights Agreement as amended by this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

27. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Rights Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first set forth above.

DENDREON CORPORATION

By:	/s/ Christine Mikail Cvijic
Name: Christine Mikail Cvijic
Title: Executive Vice President, Corporate Development, General Counsel and Secretary

COMPUTERSHARE SHAREOWNER SERVICES LLC

By:	/s/ Thomas Cooper
Name: Thomas Cooper
Title: Vice President, Relationship Manager

[Signature Page to Amendment No. 1 to Rights Agreement]

ANNEX A

FORM OF RIGHT CERTIFICATE

(EXHIBIT B TO RIGHTS AGREEMENT)

Certificate No. R-	Rights

NOT EXERCISABLE AFTER MAY 3, 2015, OR SUCH EARLIER DATE AS PROVIDED BY THE RIGHTS AGREEMENT OR IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

RIGHT CERTIFICATE

DENDREON CORPORATION

This certifies that or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of September 18, 2002, between Dendreon Corporation, a Delaware corporation (the “Company”), and Computershare Shareowner Services LLC (the “Rights Agent”), as amended by Amendment No. 1 to Rights Agreement, dated as of May 4, 2012 (the “Rights Agreement”) to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5 p.m., Pacific Time, on May 3, 2015, or such earlier date as provided by the Rights Agreement, at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $.001 per share (the “Preferred Shares”), of the Company, at a purchase price of $45.00 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed and payment of any applicable transfer taxes in accordance with the provisions of the Rights Agreement. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 2, 2002, based on the Preferred Shares as constituted at such date.

From and after the time any Person becomes an Acquiring Person (as such terms are defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after the Acquiring Person becomes such, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void without any further action and no holder hereof shall have any right with respect to such Rights from and after the time any Person becomes an Acquiring Person.

As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, as amended from time to time, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent designated for the purpose of receiving payment for the Preferred Shares, or at the office of its successor as Rights Agent.

Subject to the provisions of the Rights Agreement, this Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $.001 per share, or, upon circumstances set forth in the Rights Agreement, cash, property or other securities of the Company.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of .

ATTEST:	DENDREON CORPORATION

By:	By:
Print Name:	Print Name:
Title:	Title:

COUNTERSIGNED:

By:
Print Name:
Title:

For of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

SIGNATURE GUARANTEED:

Signatures must be guaranteed by a participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s Rights Agent.

CERTIFICATE

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person, an Interested Stockholder, or an Affiliate or Associate thereof.

Signature

NOTICE

In the event the certification set forth above in the Form of Assignment is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as each such term is defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be null and void and not transferable or exercisable. The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise

Rights represented by the Right Certificate.)

To Computershare Shareowner Services LLC:

The undersigned hereby irrevocably elects to exercise Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security

or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number:

(Please print name and address)

Dated:

Signature

SIGNATURE GUARANTEED:

Signatures must be guaranteed by a participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s Rights Agent.

CERTIFICATE

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not beneficially owned by nor are they being exercised on behalf of an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person, an Interested Stockholder, or an Affiliate or Associate thereof.

Signature

NOTICE

In the event the certification set forth above in the Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as each such term is defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be null and void and not transferable or exercisable. The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Dendreon Corporation
Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 21, 2013.
Vote by Internet
• Go to www.envisionreports.com/DNDN
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” the nominees for directors and
“FOR” the proposals below.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain	+
	01 - Bogdan Dziurzynski, D.P.A.	☐	☐	☐	02 - Douglas G. Watson	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	To approve the adoption of the Dendreon Corporation 2013 Employee Stock Purchase Plan.	☐	☐	☐	3.	To approve the amendment to the Rights Agreement, dated as of May 4, 2012, to help preserve under Section 382 of the Internal Revenue Code of 1986, as amended, the value of the net operating loss carryovers and other deferred tax assets of the Company.	☐	☐	☐

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐	5.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and
Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

01MA8C

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Proxy Statement and the 2012 Annual Report to Stockholders are available at: www.envisionreports.com/DNDN

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Dendreon Corporation

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 22, 2013.

The undersigned hereby constitutes and appoints John H. Johnson and Christine Mikail Cvijic, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Dendreon Corporation to be held at the Bridgewater Marriott, 700 Commons Way, Bridgewater, New Jersey 08807 on Monday, April 22, 2013 at 10:00 a.m., local time, and at any adjournments or postponements thereof, as follows and in accordance with their judgment upon any other matters coming before said meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF DIRECTIONS ARE NOT INDICATED, WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5, AND FOR ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS CARD.

(Continued and to be marked, dated and signed, on the other side)

Dendreon Corporation

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” the nominees for directors and
“FOR” the proposals below.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain
	01 - Bogdan Dziurzynski, D.P.A.	☐	☐	☐	02 - Douglas G. Watson	☐	☐	☐	+

		For	Against	Abstain			For	Against	Abstain

2.	To approve the adoption of the Dendreon Corporation 2013 Employee Stock Purchase Plan.	☐	☐	☐	3.	To approve the amendment to the Rights Agreement, dated as of May 4, 2012, to help preserve under Section 382 of the Internal Revenue Code of 1986, as amended, the value of the net operating loss carryovers and other deferred tax assets of the Company.	☐	☐	☐

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐	5.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and
Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

01MA9C

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Proxy Statement and the 2012 Annual Report to Stockholders are available at: www.edocumentview.com/DNDN

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Dendreon Corporation

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 22, 2013.

The undersigned hereby constitutes and appoints John H. Johnson and Christine Mikail Cvijic, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Dendreon Corporation to be held at the Bridgewater Marriott, 700 Commons Way, Bridgewater, New Jersey 08807 on Monday, April 22, 2013 at 10:00 a.m., local time, and at any adjournments or postponements thereof, as follows and in accordance with their judgment upon any other matters coming before said meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF DIRECTIONS ARE NOT INDICATED, WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5, AND FOR ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS CARD.

(Continued and to be marked, dated and signed, on the other side)